UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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Tyme Technologies, Inc.

(Name of Registrant As Specified In Its Charter)

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TYME TECHNOLOGIES, INC.

44 WALL STREET—12TH FLOOR

NEW YORK, NY 10005

NOTICE OF CONSENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

DEAR STOCKHOLDERS:

Notice is hereby given to you as a stockholder of record of Tyme Technologies, Inc., a Delaware corporation (the “Company”), as of February 6, 2018, that a Written Consent in Lieu of an Annual Meeting of Stockholders has been executed, to be effective on the twentieth calendar day following the mailing of this Information Statement to our stockholders. As explained in the enclosed Information Statement, holders of a majority of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), have executed the written consent (1) re-electing eight directors of the Company, (2) amending our Amended and Restated Certificate of Incorporation to (a) implement a classified Board of Directors, (b) authorize the Board of Directors to exclusively fill any and all vacancies occurring on the Board, (c) authorize the Board of Directors to exclusively have the power to change, and set, the size of the Board and (d) authorize the Board of Directors to exclusively have the power to call a special meeting of stockholders, (3) approving our 2016 Director Stock Option Plan, as amended, and (4) approving an amendment (the “2015 Plan Amendment”) to our 2015 Equity Incentive Plan (collectively, the “Written Consent”).

The Board of Directors (the “Board”) believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies from additional stockholders in connection with these actions. Based on the foregoing, our Board has determined not to call an in-person Annual Meeting of Stockholders, and none will be held during the fiscal year ending March 31, 2018. We plan to convene an Annual Meeting of Stockholders following the conclusion of our fiscal year ended March 31, 2018 in the summer of 2018.

Stockholders of record of the Company’s Common Stock at the close of business on February 6, 2018 have received this Notice of Consent in Lieu of Annual Meeting of Stockholders, which is expected to be mailed on or about March 9, 2018.

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2017 (the “Annual Report”) accompanies this Notice.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Steve Hoffman
Steve Hoffman
Chief Executive Officer

New York, New York
March 8, 2018

INFORMATION STATEMENT

OF

TYME TECHNOLOGIES, INC.

44 WALL STREET—12TH FLOOR

NEW YORK, NY 10005

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

Tyme Technologies, Inc., a Delaware corporation (referred to herein as “us,” “our,” the “Company” or “Tyme”), furnishes this Information Statement to the holders of record of the Company’s Common Stock. This Information Statement is being mailed on or about March 9, 2018 to all of the Company’s stockholders of record at the close of business on February 6, 2018 (the “Record Date”). As of the Record Date, there were 90,902,419 shares of Common Stock outstanding.

Each share of Common Stock is entitled to one vote per share. Holders of 58.7% of the outstanding Common Stock as of the Record Date have executed a Written Consent in lieu of Annual Meeting, with such Written Consent having an effective date of February 21, 2018, effecting the following actions: (1) re-electing eight directors of the Company, (2) amending our Amended and Restated Certificate of Incorporation to (a) implement a classified Board, (b) authorize the Board to exclusively fill any and all vacancies occurring on the Board, and (c) authorize the Board to exclusively have the power to change, and set, the size of the Board, and (d) authorize the Board to exclusively have the power to call a special meeting of stockholders, (3) approving our 2016 Director Stock Option Plan, as amended, and (4) approving an amendment (the “2015 Plan Amendment”) to our 2015 Equity Incentive Plan. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, to holders of record entitled to vote on, authorize or consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

Because holders of approximately 58.7% of the Company’s outstanding Common Stock as of the Record Date have executed the Written Consent, no formal vote solicitation will be made in connection with the authorization of the matters set forth in the Written Consent. Under Delaware law and our By-laws, the votes represented by the holders signing the Written Consent are sufficient in number to elect directors and authorize the other matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company. Our By-laws and the DGCL provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting if a written consent setting forth the action taken is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our Board has determined not to call an annual meeting of stockholders during the fiscal year ending March 31, 2018, and to instead act by written consent in lieu of a meeting. The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions since the Written Consent is sufficient under law to approve such matters. There are no appraisal rights as a result of the approval of these actions.

Our Annual Report to stockholders for the year ended March 31, 2017, including audited consolidated financial statements, accompanies this Information Statement. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of this Information Statement and the Annual Report so that such record holders can supply such material to beneficial owners as of the Record Date.

This Information Statement is expected to be mailed to stockholders on or about March 9, 2018. We will bear all expenses incurred in connection with the distribution of this Information Statement and the Annual

Report. We will reimburse brokers or other nominees for expenses they incur in forwarding this material to beneficial owners.

COPIES OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2017, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO CHIEF FINANCIAL OFFICER, TYME TECHNOLOGIES, INC., 44 WALL STREET—12TH FLOOR, NEW YORK, NY 10005.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Tyme’s By-laws and the DGCL, a vote by the holders of at least a majority of Tyme’s outstanding Common Stock would be required to approve each of the matters (including matters in each subparagraph) set forth in the Written Consent. Tyme’s Amended and Restated Certificate of Incorporation does not authorize cumulative voting. As of the Record Date, Tyme had 90,902,419 shares of Common Stock issued and outstanding, of which 45,451,210 shares were required to pass any stockholder resolutions. The consenting stockholders, who consist of current stockholders of Tyme, were collectively the record and/or beneficial owners of 53,360,975 shares of Tyme’s Common Stock outstanding as of the Record Date, which represented 58.7% of the issued and outstanding shares of Tyme’s Common Stock as of that date. Pursuant to Section 228 of the DGCL, the consenting stockholders voted in favor of the actions described herein and in the Written Consent, which was dated February 21, 2018, and is attached hereto as Exhibit A. No consideration was paid for any stockholder’s consent. The consenting stockholders’ names, affiliations with Tyme, and their beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
Steve Hoffman	10% Stockholder, Director, Executive Officer	26,682,439	29.3%

Michael Demurjian	10% Stockholder, Director, Executive Officer	26,678,536	29.3%

Total Shares Voting in Favor		53,360,975	58.7%

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of and certain information (as of February 6, 2018) regarding our current executive officers and our Board of Directors:

Name	Age	Position(s)	Date Elected to Our Board of Directors
Steve Hoffman	55	Director, Chief Executive Officer and Chief Science Officer	March 5, 2015
Michael Demurjian	53	Director, Chief Operating Officer and Executive Vice President	March 5, 2015
Ben R. Taylor	40	President and Chief Financial Officer	N/A
Dr. Giuseppe Del Priore	56	Chief Medical Officer	N/A
Dr. Jonathan Eckard	43	Chief Scientific Affairs Officer	N/A
Dr. Gerald Sokol	75	Director	March 10, 2015
Timothy C. Tyson	65	Director	March 10, 2015
Tommy G. Thompson	76	Director	February 5, 2018
Paul L. Sturman	56	Director	March 2, 2017
James Biehl	54	Director	March 30, 2017
David Carberry	65	Director	March 30, 2017

Steve Hoffman has been Chief Executive Officer of our wholly-owned subsidiary, Tyme, Inc. since its formation in July 2013, and a manager of our wholly-owned subsidiary, Luminant Biosciences, LLC, since its formation in September 2011. In such roles and continuing with his current position as Chief Executive Officer and Chief Science Officer of the Company, which commenced in March 2015, he supervises the development of our product candidates. He has held a variety of senior management positions with companies in the chemistry, aerospace and laser optics fields for over 25 years. Prior to the establishment of Luminant, Mr. Hoffman was a co-founder and, from 1993 to 2007, Chief Technology Officer of Mikronite Technologies Group Inc., a developer, licensor and marketer of material surfacing technologies for various manufacturing processes and applications. At Mikronite, Mr. Hoffman supervised its implementation of proprietary technology. His efforts on behalf of Mikronite were recognized by The Home Depot and Lowe’s with a Best New Product award and an Innovative Technology award from the New Jersey Manufacturers Association. Mr. Hoffman attended New York University and Rutgers University with a concentration in mechanical engineering from 1980 to 1984 and continued his studies under the direct supervision of the chairman of the physics department at the University of Michigan specializing in physics and electro-optics.

Our Board believes that Mr. Hoffman’s detailed knowledge of our Company since its founding and extensive executive experience in technology and science prior to joining Tyme provide a unique critical contribution of skills to the Board.

Michael Demurjian has been Chief Operating Officer of our wholly-owned subsidiary, Tyme, Inc., since its formation in July 2013, and a manager of our wholly-owned subsidiary Luminant Biosciences, LLC, since its formation in September 2011. In such roles and continuing with his position as Chief Operating Officer and Executive Vice President of our Company, which commenced in March of 2015, he leads the teams in studies and data collection activities for our submissions to regulatory authorities, including the FDA. Prior to the establishment of Luminant, Mr. Demurjian was a co-founder and, from 1993 to 2007, Director of Marketing of Mikronite Technologies Group, Inc., a developer, licensor and marketer of material surfacing technologies for various manufacturing processes and applications. At Mikronite, Mr. Demurjian established all marketing activities and functions, marketing research and analysis, marketing strategy, implementation planning, project, process and vendor management organizational management and leadership. His efforts on behalf of Mikronite were recognized by The Home Depot and Lowe’s with a Best New Product award and an Innovative Technology award from the New Jersey Manufacturers Association. Mr. Demurjian received a BA in Economics from New York University in 1986.

Our Board believes that Mr. Demurjian’s detailed knowledge of our Company since its founding and extensive executive experience in marketing, strategy and operations prior to joining Tyme provide a unique critical contribution of skills to the Board.

Ben R. Taylor has been President and Chief Financial Officer since April 2017. He has over 18 years of life sciences experience in investment banking and emerging growth companies. He joined Tyme from Barclays Capital Inc., where he had been the Head of Commercial Pharma since February 2016. Prior to Barclays, Mr. Taylor spent ten years at Goldman, Sachs & Co. in various positions of increasing responsibility, most recently as Head of Emerging Pharma from August 2013 to February 2016 and Co-Head of Chinese and Southeast Asian Healthcare from January 2012 to July 2013. Mr. Taylor has extensive experience in pharmaceutical business models, financing and strategic transactions, with a focus on developmental and midcap biopharma. In addition to investment banking, he also spent two years at a medical diagnostic start-up, leading its finance and business development functions.

Dr. Giuseppe Del Priore has been Chief Medical Officer since November 2015. Prior to joining the Company, he served as founding National Director of Gynecologic Oncology at the Cancer Treatment Centers of America (CTCA) from October 2013 to July 2015 and as its Southeastern Regional Director from October 2013 to November 2015. Dr. Del Priore also served on our Advisory Board from April 2015 to November 2015. Prior to CTCA, from January 2010 to December 2013, Dr. Del Priore was a tenured Distinguished Professor and Director of Gynecologic Oncology at the Indiana University School of Medicine in Indianapolis, where he directed its gynecologic oncology fellowship program and continued to teach for years later. He previously also served as Director of Gynecologic Oncology at New York University Downtown Hospital, Montefiore Medical Center, and Bellevue Hospital in New York City, as well as Assistant Director of Gynecologic Oncology at New York University School of Medicine. Dr. Del Priore earned his Doctor of Medicine with Distinction in Research from State University of New York Downstate Medical Center in Brooklyn and was valedictorian of his medical school class. He studied at The City University of New York’s Brooklyn College in a combined Bachelor of Arts/Doctor of Medicine Program, earning both degrees in seven years. Dr. Del Priore graduated magna cum laude with a Bachelor of Arts in Philosophy. He received his Master of Public Health in Biostatistics and Epidemiology from the University of Illinois at Chicago and completed other training at Northwestern University, Memorial Sloan Kettering, and the University of Rochester. U.S. News and World Report, Castle-Connelly, and others named Dr. Del Priore one of its “Best Doctors” multiple times. He is an active researcher and prolific writer. He has authored and published more than 200 papers, book chapters and abstracts and written three books. He has served on several committees and organizations, including current appointments at the Society of Gynecologic Oncologists; and previously the Gynecologic Oncology Group, a National Cancer Institute Cooperative Group. He is also an examiner for the American Osteopathic Association Board of Obstetrics and Gynecology, Gyn Oncology subspecialty section.

Dr. Jonathan Eckard has been Chief Scientific Affairs Officer of Tyme since August 2017. Dr. Eckard has worked in the biotechnology sector and has over ten years of financial experience following the biotechnology sector, bringing to Tyme both important industry insights and an understanding of the healthcare equity markets. He was previously Chief Business and Strategy Officer of SELLAS Life Sciences, Ltd., a Bermuda-based late stage biopharmaceutical company focused on the development of novel cancer immunotherapies and therapeutics (“SELLAS”). Prior to his employment at SELLAS, Mr. Eckard worked at Barclays plc from March 2015 to October 2016, where he was a director and senior biotechnology analyst. Prior to that, Mr. Eckard covered small- and mid-cap companies in the biotechnology and specialty pharmaceutical sectors as an equity research analyst at Citigroup Inc. from July 2012 to March 2015, Leerink Partners LLC from April 2007 to June 2012 and HSBC Holdings plc from July 2005 to February 2007. Mr. Eckard has received multiple accolades over the course of his career, including Institutional Investor’s “Best Up-and Comer” and “Rising Star.” Prior to Mr. Eckard’s career in finance, Mr. Eckard conducted oncology research and taught at The New York University School of Medicine (“NYU Med”). Mr. Eckard earned his PhD in toxicology and carcinogenesis in 2005 and a master’s degree in toxicology in 2000 from NYU Med and a bachelor of science in biochemistry from Ohio University in 1996.

Gerald H. Sokol, MD, MSc, FCP has been a member of our Board of directors since March 2015. Dr. Sokol attained his medical degree from Indiana University’s Combined Degree Program in Experimental Medicine with a Master’s Degree in Pharmacology and an MD. He interned in Medicine at Temple University and attended the U.S. Public Health Service Hospital in affiliation with the National Cancer Institute, Johns Hopkins and the University of Maryland completing training in Internal Medicine. He then completed training at the Massachusetts General Hospital, Harvard Medical School in Radiation Oncology, Medical Oncology and Clinical Pharmacology attaining Board Certification in Internal Medicine, Medical Oncology, Radiation Oncology, Clinical Pharmacology, and later Quality Assurance and Utilization Review. He also is certified in Skin Cancer Medicine from the University of Queensland. Dr. Sokol has been Chief of Radiation Oncology at the University of South Florida’s Tampa General Hospital and has built or contributed to building over ten cancer centers. He is a board member and partner of Florida Cancer Specialists and Research Institute. Dr. Sokol is a decorated retired Captain in the US Navy and served as Commanding Officer of the unit at the Uniformed Services University. Dr. Sokol currently holds professorships in Medicine and Pharmacology at that institution. While maintaining a medical practice, Dr. Sokol served on the review staff of the FDA for over 27 years as a senior regulatory scientist and officer, composing over 300 white papers, IND and NDA reviews and opinion papers. Dr. Sokol has authored or coauthored over 100 books, book chapter, abstracts and papers on a multitude of clinical issues. He is a lifetime fellow and board member of the American Cancer Society and a fellow of the American College of Clinical Pharmacology.

Our Board believes that Dr. Sokol’s strategic insight and extensive experience in drug approval and development, and knowledge as a physician, allow him to make valuable contributions to the Board.

Thomas G. Thompson currently is the Chairman and Chief Executive Officer of Thompson Holdings, and former United States Health and Human Services (HHS) Secretary and four-term Governor of Wisconsin. Governor Thompson, through his work at Thompson Holdings, continues to develop innovative solutions to the health care challenges facing American families, businesses, communities, states and the nation as a whole. These efforts focus on improving the use of information technology in hospitals, clinics and doctors’ offices; promoting healthier lifestyles; strengthening and modernizing Medicare and Medicaid; and expanding the use of medical diplomacy around the world. From 2005 until 2009, Governor Thompson served as a senior advisor at the consulting firm Deloitte LLP and was the founding independent chairman of the Deloitte Center for Health Solutions, which researches and develops solutions to some of our nation’s most pressing health care and public health related challenges. From 2005 to early 2012, Governor Thompson served as a senior partner at the law firm of Akin, Gump, Strauss, Hauer, & Feld LLP. Governor Thompson served as Chairman of the Board of Directors of Logistics Health, Inc. from January 2011 to May 2011, and served as President from February 2005 to January 2011. He currently serves on the Board of Directors of the following public companies: Physicians Realty Trust and TherapeuticsMD, Inc., each as Chairman of the Board of Directors, and Centene Corporation, and United Therapeutics Corporation. Mr. Thompson also previously served on the board of C.R. Bard, Inc. from 2005 to 2017 and Cytori Therapeutics, Inc. from 2011 to 2016.

Our Board believes that Mr. Thompson’s significant experience in the healthcare field, as well as his extensive experience in public service and as a director on public and private boards, allow him to make valuable contributions to the Board.

Timothy C. Tyson has been a member of our Board of directors since March 2015. Mr. Tyson is currently Chairman and CEO of Avara Pharmaceutical Services and Chairman at Icagen Inc. He served as Chief Executive Officer and Executive Chairman of Aptuit from 2008 to 2012 and non-executive Chairman from 2012 to 2016. Mr. Tyson served as the Chief Executive Officer of Valeant Pharmaceuticals International (formerly, ICN Pharmaceuticals Inc.) from January 1, 2005 to February 1, 2008. He served as President of Valeant Pharmaceuticals International from November 2002 to February 1, 2008 and served as its Chief Operating Officer from November 2002 to December 2004. He served as President of Global Manufacturing and Supply for GlaxoSmithKline plc. from June 1998 to November 2002. From 1997 to 1998, Mr. Tyson served as GlaxoSmithKline’s Vice President and General Manager of Business Operations. During his 14-year tenure at

GlaxoSmithKline, he served in a variety of roles with broad international and domestic responsibilities, including significant management experience running two divisions: Glaxo Dermatology and Cerenex Pharmaceuticals. He was responsible for managing all sales and marketing for the U.S. operations, where he launched over 30 new products. Prior to his tenure at GlaxoSmithKline, Mr. Tyson served in a number of executive positions at Bristol-Myers Company in Operations and Research and Development. Prior to his tenure at Bristol-Myers, he served as a Manufacturing Manager for Procter & Gamble. He served as an Officer in the United States Army from 1974 to 1979 and spent 14 years in the United States Army Reserves. He has been Independent Non-Executive Chairman of Icagen, formerly Caldera Pharmaceuticals, since April 1, 2014 and has been a director since October 2013. He served or serves as Director for: the Pharmaceutical Research and Manufacturing Association; BICOM; the Chief Executive Officer Roundtable for the University of California at Irvine; the Dean’s Executive Forum at Cal State Fullerton; the Chief Executive Officer Council on Cancer; the Health Sector Advisory Board at Duke University; the Leadership Forum of the International Society of Pharmaceutical Engineers and as a visiting lecturer at Cambridge University. He served as a Director of Valeant Pharmaceuticals International from 2004 to February 1, 2008. In 2002, Mr. Tyson received a Bicentennial Leadership Award from the United States Military Academy at West Point and was named 2007 Alumnus of the Year at Jacksonville State University. Mr. Tyson received a Master in Business Administration and Master in Public Administration from Jacksonville State University in 1979 and 1976, respectively. He is also a 1974 graduate of the United States Military Academy at West Point.

Our Board believes that Mr. Tyson’s significant operational and senior management experience in the pharmaceutical industry, as well as his extensive experience as a director on public and private boards, allow him to make valuable contributions to the Board.

Paul L. Sturman has been a member of our Board of directors since March 2017. Mr. Sturman has worked in the healthcare industry in a variety of leadership positions. Mr. Sturman worked at Pfizer from January 2009 to September 2014 where he ran the Global Consumer Healthcare division, one of the largest over-the-counter healthcare products companies in the world. He also previously served at Johnson & Johnson from January 2007 to December 2008 as President of its North American Consumer Health division as well as numerous leadership roles in marketing, brand, and sales management with Warner Lambert. Since September of 2017, Mr. Sturman has served as Chief Executive Officer of Nature’s Bounty Co., a nutritional science products company. Mr. Sturman also briefly served as President and CEO of NJOY, Inc. (“NJOY”) from January 2015 to July 2016. On September 16, 2016, NJOY filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in U.S. Bankruptcy Court in Delaware. He is a member of the Board of Trustees of the Foundation for Morristown Medical Center, which works to advance healthcare for patients by preserving and expanding programs and services in patient care, clinical research, medical and public health education, and preventive medicine.

Our Board believes that Mr. Sturman’s extensive experience in the pharmaceutical and consumer healthcare businesses, including his extensive experience in senior management, marketing, operations and strategy allow him to make significant contributions to the Board.

James Biehl has been a member of our Board of directors since March 2017. Mr. Biehl has been a partner at the law firm of Drinker Biddle & Reath LLP since 1998 in the Corporate and Securities group. As a corporate lawyer with over 25 years of experience representing public and private companies with structuring, negotiating and managing sophisticated securities and corporate transactional matters, he has extensive experience with federal and state securities laws, public debt and equity financings, mergers and acquisitions, corporate venture transactions, joint ventures and strategic alliances, emerging company formation and management, and corporate governance matters. Jim’s industry experience includes representing big pharma, healthcare systems, healthcare consulting firms, consumer products, and medical device companies.

Our Board of directors believes that Mr. Biehl’s experience representing healthcare and life sciences companies, as well as his legal, governance and business development counseling background, enable him to make valuable contributions to the Board.

David Carberry has been a member of our Board of directors since March 2017. Mr. Carberry is a retired healthcare financial executive with over 40 years of experience in the industry. Most recently, from April 2012 to June 2016 Mr. Carberry was the Chief Financial Officer of Excellis Health Solutions, LLC, a consulting and software solutions company focused on the healthcare industry. Prior to that, Mr. Carberry was Chief Financial Officer of Aldagen, a biopharmaceutical company, from 2008 to 2011. Mr. Carberry also served in a number of financial oversight roles within Johnson & Johnson and related divisions between 1981 and 2008, including Vice President, Finance of Independence Technology L.L.C., Johnson & Johnson/Merck Consumer Pharmaceuticals, a joint venture, and Vice President, Finance of Johnson Health Care Systems, Inc., a healthcare account management and business services provider.

Our Board believes that Mr. Carberry’s deep understanding of large pharma and healthcare finance, research and development, strategy and operations enable him to make valuable contributions to the Board.

Information Concerning the Board of Directors and its Audit Committee

Leadership

The Board currently combines the role of Chairman and the role of Chief Executive Officer. Steve Hoffman currently serves in both of these positions, in addition to serving as the Company’s Chief Science Officer. The Board believes this is the most efficient and effective leadership structure for the Company at this time. Mr. Hoffman is one of the Company’s largest stockholder, and owns 29.3% of the outstanding common stock as of the Record Date. Mr. Hoffman is the co-founder of the Company’s precursor, Tyme, Inc., and has been the Chairman of Tyme, Inc. since its formation in 2013. The Board believes that he is uniquely qualified through his experience and expertise to set the agenda for, and lead discussions of, strategic issues for the Company at the board level. The Company does not have a lead independent director at this time. The Board retains authority to modify this structure as it deems appropriate.

Board of Directors Role in Risk Oversight

Risk assessment and oversight are an important part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. The Board oversees the implementation of risk mitigation strategies by management and encourages management to incorporate risk management into our corporate strategy and day-to-day business operations. Management evaluates strategic and operational risks and conducts specific strategic planning and review sessions during the year that include a discussion and analysis of the risks facing us. Our Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Board administers this oversight function directly through the Board as a whole, as well as through the Audit Committee. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Controlled Company; Director Independence; Committee of the Board

The Company meets the definition of a “Controlled Company,” under Nasdaq Stock Market (“Nasdaq”) Listing Rule 5615(c)(1), because its two co-founders, Messrs. Hoffman and Demurjian collectively beneficially own more than 50% of the voting power of our common stock and have agreed to vote together on certain matters submitted for a stockholder vote. The Company, therefore, is exempt from certain independence requirements of the Nasdaq rules, including the requirement to maintain a majority of independent directors on the Company’s Board as well as the requirement to maintain a nominating and corporate governance committee and a compensation committee composed entirely of independent directors. Notwithstanding such exemption, the Board has reviewed the independence of the directors under the applicable Nasdaq standards. Based upon this review, the Board has determined that Messrs. Sokol, Tyson, Sturman, Biehl and Carberry meet the Nasdaq definition of director.

The Board has established an Audit Committee in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee oversees our audits and auditing procedures and operates under a written charter that has been approved by the Board. Our Audit Committee currently consists of Timothy C. Tyson, Paul L. Sturman, and David Carberry. Mr. Carberry is our Audit Committee Chair and Financial Expert. A copy of the Audit Committee charter can be obtained from our website at www.tymeinc.com. There were no meetings of the Audit Committee during the fiscal year ended March 31, 2017, since our Audit Committee was established subsequent to March 31, 2017.

We rely on Nasdaq’s controlled company exemption such that our Board does not have a standing nominating committee or a committee performing similar functions at this time. Our Board believes it is appropriate not to have a nominating committee because the full board effectively performs the functions of a nominating committee. Additionally, our Board believes that input from all directors in the nominating process enhances our ability to identify, evaluate and select director nominees. The Board expects to constitute a nominating committee at some point in the future as it becomes more established as a public company. Because we do not currently have a nominating committee, our full Board participates in the consideration of other nominees.

Our Board has not adopted a formal policy governing the director nomination process, and currently, we do not have a formal policy with regard to the consideration of any director candidates recommended by security holders. To date, no security holder has made any such recommendations. The Board will consider director candidates nominated by security holders, however, using the same criteria used to evaluate director candidates that the Board has identified.

In searching for qualified director candidates for election to the Board, the Board may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Board may in the future consult, but has not historically consulted, with outside advisors or retain search firms to assist in the search for qualified candidates. The Board would consider candidates nominated by stockholders, as discussed above. Once potential candidates are identified, the Board reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest (including actual or potential competition with the Company) and determines if candidates meet the qualifications desired by the Board for election as a director. The Board considers the diversity of directors as part of the overall mix of factors when identifying and evaluating candidates for the Board. The Company considers diversity broadly to include differences of viewpoint, professional experience, individual characteristics and qualities and skills, resulting in naturally varying perspectives among the directors and individual skills that complement the full Board. In particular, the Board seeks candidates that have a depth of experience and skills in areas relating to biopharmaceutical development, commercialization, strategy, and regulatory matters.

Our Board does not have a standing compensation committee or committee performing similar functions at this time. Our Board believes it is appropriate not to have a compensation committee because of the small number of executive officers involved with our Company, and because we operate with a limited number of employees currently. The Board expects to constitute a standing compensation committee as it becomes more established as a public company. Currently, our full Board participates in the consideration of executive officer and director compensation, and is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Executive officers who are also directors participate in determining or recommending the amount or form of executive and director compensation, but the independent directors determine the ultimate determination of executive compensation. Neither the Board nor management has utilized compensation consultants in determining or recommending the amount or form of executive and director compensation, but may elect to do so in the future as our organization expands.

Compensation Committee Interlocks and Insider Participation

As stated above, we have no separate compensation committee at this time. None of our executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as director of our Company.

Attendance by Members of the Board at Meetings

There were four meetings of the Board during the fiscal year ended March 31, 2017. During the fiscal year ended March 31, 2017, each director attended at least 75% of the total number of meetings of the Board. For such period, there were no committees of the Board. While we do not maintain a formal policy regarding director attendance at annual meetings of security holders, we expect that, absent compelling circumstances, directors will attend such meetings, including the Annual Meeting of Stockholders that the we plan to convene following the conclusion of our fiscal year ended March 31, 2018 in the summer of 2018.

Communications with Members of the Board of Directors

Any stockholder may send a communication to any member of the Board, in care of the Company, at 44 Wall Street—12th Floor, New York, NY 10005.

Code of Ethics

We have a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, and other similar employees. The purpose of the Code of Ethics is to provide written standards that are reasonably designed to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC and other public communications by the Company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the Code of Ethics; and accountability for adherence to the Code of Ethics; and to deter wrongdoing. A copy of our Code of Ethics can be obtained from our website at www.tymeinc.com.

Family Relationships and Orders, Judgments and Decrees

There is no family relationship between any of our officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. None of the officers or directors of any corporation or entity affiliated with us are so enjoined.

Report of the Audit Committee

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Grant Thornton LLP, the independent registered public accounting firm;

•	discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 1301 (AICPA, Professional Standards, Vol. 1, AU Section 380), Communications with Audit Committees, as may be modified or supplemented; and

•	received from Grant Thornton LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Grant Thornton LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 for filing with the SEC. The Audit Committee also has selected and engaged Grant Thornton as Tyme Technologies, Inc.’s independent auditors for the fiscal year ending March 31, 2018.

The Board of Directors has determined that all of the members of the Audit Committee meet the Nasdaq Audit Committee independence standards, as currently in effect. The Board of Directors has also determined that Mr. Carberry is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Submitted by:	The Audit Committee
David Carberry (chair)
Timothy Tyson
Paul Sturman

The foregoing Audit Committee Report shall not be deemed to be soliciting material or deemed to be filed with the SEC or incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by Tyme in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the outstanding shares 90,902,419 and ownership of shares of Tyme’s Common Stock as of the close of business on February 6, 2018, by:

•	each person known by Tyme to beneficially own more than 5% of the outstanding shares of each class of our stock;

•	each of our directors;

•	each of our Named Executive Officers (as defined under “Executive Compensation” below) who currently serve in such roles; and

•	all of our directors and executive officers as a group.

Beneficial ownership data below includes stock options and warrants that are exercisable within sixty days after February 6, 2018 (“Currently Exercisable”).

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Common Stock Owned	Currently Exercisable Options	Percentage
Named Executive Officers and Directors
Steve Hoffman (1)	26,682,439	305,556	29.6%
Michael Demurjian (2)	26,678,536	305,556	29.6%
Ben R. Taylor (3)	0	486,638	0.5%
Giuseppe Del Priore (4)	2,582	279,167	0.3%
Dr. Gerald Sokol (5)	5,865	25,000	*
Dr. Jonathan Eckard (3)	0	50,000	0.1%
Timothy C. Tyson (5)	5,865	75,958	0.1%
David Carberry (3)(5)	0	47,270	*
Paul Sturman (3)(5)	0	39,880	*
James Biehl (5) (6)	20,150	1,027,270	1.1%
Tommy G. Thompson (7)	105,865	93,639	0.2%
All directors and executive officers as a group (eleven persons) (8)	53,501,302	1,755,934	59.6%

Other 5% Stockholders
Cova Funding, LLC (9)	4,735,180		5.2%

*	Less than 0.1%.
(1)	Includes shares subject to 305,556 Currently Exercisable stock options granted under our equity compensation plans that are out-of-the money ($8.75 exercise price). Includes shares of common stock for which this holder possesses sole voting power, but which are subject to a Currently Exercisable (non-Company) option through which a fellow director, Mr. Biehl, may acquire certain shares. See Footnotes 6 and 8 hereto.
(2)	Includes shares subject to 305,556 Currently Exercisable stock options granted under our equity compensation plans that are out-of-the money ($8.75 exercise price). Includes shares of common stock for which this holder possesses sole voting power, but which are subject to a Currently Exercisable (non-Company) option through which a fellow director, Mr. Biehl, may acquire certain shares. See Footnotes 6 and 8 hereto.
(3)	Consists exclusively of Currently Exercisable Options granted under our equity compensation plans.
(4)	Includes shares subject to 238,095 Currently Exercisable stock options granted under our equity compensation plans that are out-of-the money ($8.75 exercise price) as well as two additional 25,000

Currently Exercisable Options granted under our equity compensation plans at strike prices of $2.75 and $3.75, respectively
(5)	Dr. Gerald Sokol, Timothy C. Tyson, David Carberry, Paul Sturman and James Biehl each served as a director of our Company. Includes the following shares beneficially owned by the following directors pursuant to Currently Exercisable options granted under our equity compensation plans: Dr. Sokol (25,000), Mr. Tyson (100,958), Mr. Sturman (39,880), and Messrs. Carberry and Mr. Biehl (47,270 each).
(6)	Includes 20,000 shares owned directly, 150 shares owned by Mr. Biehl’s spouse and 41,020 shares subject to Currently Exercisable options awarded under our equity compensation plans as described in Footnote 5. Mr. Biehl also owns Currently Exercisable options to purchase 490,000 shares from each of Mr. Hoffman and Mr. Demurjian with an expiration date of March 2027.
(7)	Includes 5,685 shares owned directly and 100,000 shares owned by Thompson Family Investments LLC, a family-owned investment vehicle over which Mr. Thompson holds voting and investment power. Includes 68,639 shares subject to Currently Exercisable options granted under our equity compensation plans. Includes shares subject to 25,000 Currently Exercisable options granted under our equity compensation plans that are out-of-the money ($8.75 exercise price).
(8)	Shares subject to the non-Company options described in footnotes 1, 2, and 6 are counted once as currently owned shares, and not double-counted as Currently Exercisable options for purposes of this calculation.
(9)	The address for Cova Funding, LLC is 900 Third Avenue—19th Floor, New York, New York 10022.

Compensation of Directors

The Company has adopted a director compensation policy for non-employee directors. Under such compensation policy, each of our non-employee directors is entitled to receive annual cash compensation in the amount of $50,000, to be paid on a quarterly basis, and stock option awards under our 2016 Director Plan. From time to time, our non-employee directors have deferred the right to receive cash payable pursuant to our non-employee director compensation policy in order to conserve cash resources.

The table below includes information about the compensation paid to non-employee directors during the fiscal year ending March 31, 2017. Messrs. Hoffman and Demurjian, the only Company employees on the Board of directors, do not receive any director compensation for Board service.

Name	Fees Paid in Cash ($)	Option Awards(1) ($)	Total Compensation ($)
Dr. Gerald Sokol	50,000	189,250	239,250
Timothy C. Tyson	0	189,250	189,250
Paul L. Sturman(2)	0	62,849	62,849
James Biehl(3)	0	64,006	64,006
David Carberry(3)	0	64,006	64,006
Tommy G. Thompson (4)	0	189,250	189,250

(1)	This column lists the aggregate grant date fair value of options awarded to directors pursuant to the 2016 Director Plan and non-employee director compensation program, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, applying the same model and assumptions that the Company applies for financial statement reporting purposes.
(2)	Joined the Board on March 2, 2017.
(3)	Joined the Board on March 30, 2017.
(4)	Served the Board from May 9, 2016 through February 15, 2017. From February 15, 2017 until he rejoined the Board on February 5, 2018, Mr. Thompson served as Special Advisor to the Board. See “Certain Relationships and Related Party Transactions for information on compensation he received as a special advisor.

Outstanding Equity Awards for Non-Employee Directors as of March 31, 2017

The following table sets forth information regarding unexercised stock options for each Director outstanding as of March 31, 2017. We have not awarded stock grants or other equity incentive awards and as such have not made any disclosures regarding such awards.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable
Dr. Gerald Sokol	12,500	12,500
Timothy C. Tyson	12,500	12,500
Paul L. Sturman	12,500	12,500
James Biehl	12,500	12,500
David Carberry	12,500	12,500
Tommy G. Thompson	12,500	12,500

EXECUTIVE COMPENSATION

The following table sets forth, with respect to our fiscal years ended March 31, 2017 and December 31, 2015, all compensation earned by or paid to all persons who served as Chief Executive Officer of our Company at any time during such periods, and up to two of such other executive officers for such periods whose total annual salary and bonus earned during any such annual period exceeded $100,000 (collectively, our “Named Executive Officers”).

Except as noted below, no compensation in the form of stock, options or other equity were granted or issued to any of the persons set forth in the following table during the periods indicated as compensation.

Summary Compensation Table

Name and Principal Position	Year (1)	Salary	Option Awards (2)	All Other Compensation (3)	Total
Steve Hoffman, CEO (4)	2017	$450,000	$3,785,000	$11,000	$4,246,000
	2015	$455,900	$0	$151,000	$606,900

Michael Demurjian, COO (5)	2017	$450,000	$3,785,000	$28,500	4,263,500
	2015	$457,600	$0	$243,000	$700,600

Robert Dickey, former CFO (6)	2017	$158,333	$3,185,590	$0	3,343,923
	2015	$457,600	$767,700	$0	$1,225,300

(1)	On October 27, 2016, the Board approved a change in fiscal year end from December 31 to March 31 of each year. As a result of the change in fiscal year, our Company filed with the Securities and Exchange Commission (“SEC”) a transition report on Form 10-QT on November 8, 2016. As a result of this change, the data depicted for each year listed in the table above covers the twelve-month periods ended March 31, 2017 and December 31, 2015. Salary and total compensation (as calculated in accordance with the table above) for the resulting three-month interim period from January 1, 2016 through March 31, 2016, which is not covered by or depicted in the table above, were as follows: Mr. Hoffman $112,500 and 112,500; Mr. Demurjian $112,500 and $112,500; Mr. Dickey $40,000 and $1,439,820.
(2)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts reported above in the “Option Awards” column represents the aggregate grant date fair value of option awards granted in the respective fiscal years, as determined in accordance with ASC 718. These values have been determined based on assumptions set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year-ended March 31, 2017.

(3)	All Other Compensation includes health insurance premium payments for 2017 and 2015, and 2015 amounts also include pre-2015 advances recognized and expensed in 2015 as compensation.
(4)	Mr. Hoffman served as President and Chief Executive Officer of Tyme, Inc. since its incorporation on July 26, 2013 and became our Chief Executive Officer upon the consummation of the Merger on March 5, 2015.
(5)	Mr. Demurjian served as Vice President and Chief Operating Officer of Tyme, Inc. from its incorporation on July 26, 2013 and became our Chief Operating Officer on March 5, 2015.
(6)	Mr. Dickey resigned from the Company in January 2017.

Grants of Plan Based Awards During the Fiscal Year Ended March 31, 2017

The following table summarizes all option grants during the fiscal year ended March 31, 2017 to the Named Executive Officers.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price Exercise Price of Option Awards	Grant Date Fair Value of Option Awards (2)
Steve Hoffman	May 9, 2016	500,000	$8.75	$3,785,000
Chief Executive Officer

Michael Demurjian	May 9, 2016	500,000	$8.75	3,785,000
Chief Operating Officer

(1)	The option grant vests on a monthly basis for thirty-six months with a ten-year term, subject to earlier termination upon certain events.
(2)	The amounts in the “Grant Date Fair Value of Option Awards” column reflect the aggregate grant date fair value of awards for grants of options to the optionees in fiscal 2017, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the optionees during fiscal 2017. These values have been determined based on assumptions set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year-ended March 31, 2017.

Outstanding Equity Awards as of March 31, 2017

As of March 31, 2017, the following 2015 Plan awards were outstanding for the benefit of our Named Executive Officers. This table provides information about outstanding unexercised stock options held as of March 31, 2017 by each of the Named Executive Officers which remain outstanding.

	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable (#)	Unexercisable (#)
Steve Hoffman	138,888	361,112	$8.75	May 9, 2026
Michael Demurjian	138,888	361,112	$8.75	May 9, 2026

The following table shows the vesting date of stock options that have not vested as of March 31, 2017 for such Named Executive Officers.

	Number of Stock Options That Have Not Vested	Next Vesting Date from 3/31/2017	Next Vesting Amount	Remaining Vesting Terms
Steve Hoffman	361,112	4/9/2017	13,889	1/36th of total grant every month
Michael Demurjian	361,112	4/9/2017	13,889	1/36th of total grant every month

Option Exercises and Stock Vested During the Fiscal Year Ended March 31, 2017

No stock options were exercised by any Named Executive Officer during the fiscal year ended March 31, 2017.

Employment Agreements

On March 5, 2015, the Company entered into employment agreements with its Chief Executive Officer and Chief Operating Officer. Under these agreements, each of such two executive officers will be entitled to an annual base salary of $450,000 and such performance bonuses as the Company’s board of directors may determine, from time to time, in its sole discretion. The base salaries are reviewed annually by the Company’s board of directors; provided that the base salaries may not be decreased from their then current levels due to any board review. The employment agreements each have a term of five years; provided, however, that, commencing on the first anniversary of the dates of the agreements and on each anniversary thereafter, the term will automatically be extended by one year, such that, at any time during the term of the agreement, the remaining employment term will never be less than four years and one day. If employment is terminated by the Company without Cause or by the executive for Good Reason, the executive will be entitled to receive (i) base salary as in effect at the time of such termination to the extent such amount has accrued through the termination date and remains unpaid, (ii) any earned but unpaid performance bonus as of the termination date, (iii) in return for a timely executed and delivered release, an aggregate amount equal to the sum of base salary the executive would have received from the date of such termination through the then applicable expiration date, which will be payable in the same amounts and at the same intervals as if the employment period had not ended, and (iv) any unpaid expenses as of the termination date. If the employment is terminated for “Cause,” or in the case of the executive’s death or disability, the executive will only be entitled to his base salary through the termination date, plus any accrued and unpaid performance bonus as of the termination date. For purposes of these employment agreements, “Cause” means any one of the following: the executive’s: (i) breach of the employment agreement, (ii) conviction of, guilty plea to, or confession of guilt of, a felony involving the Company, (iii) materially fraudulent, dishonest or illegal conduct in the performance of services for or on behalf of the Company or any of its affiliates, (iv) conduct in material violation of Company policy, (v) conduct that is materially detrimental to the reputation of the Company or any of its affiliates, (vi) misappropriation of funds of the Company or any of its affiliates, (vii) gross negligence or willful misconduct or willful failure to comply with written directions of the Board which directions are within the scope of executive’s duties under the employment agreement, (viii) engaging in conduct involving an act of moral turpitude, or (ix) breach of the duty of loyalty to the Company or its Affiliates. For purposes of these employment agreements, “Good Reason” means the failure of the Company to make all payments due to the executive under the applicable agreement and the continuation thereof for more than five calendar days after notice to the Company of such failure and demand for such outstanding payment(s).

In May 2016, the Company approved an employment agreement with Giuseppe Del Priore, M.D. for the position of Chief Medical Officer of the Company with an expiration date of October 31, 2016. The agreement provided for an annual salary of $400,000 and severance benefits equal to three months of salary payable in certain circumstances. The Board also approved the grant to Dr. Del Priore of an option to purchase 500,000 shares of common stock vesting over a four- year term on a monthly basis. The exercise price of this option was set at $8.75 per share, which was the closing price for our stock on the OTCBB for the preceding trading day.

On March 15, 2017, the Company entered into a letter agreement with Ben R. Taylor, which was effective as of March 23, 2017 (the “Effective Date”), pursuant to which he became President and Chief Financial Officer of the Company, with service and cash compensation payable effective April 3, 2017, which provides for an annual salary of $450,000 and a term which is scheduled to expire on the one-year anniversary of the Effective Date of the letter agreement unless earlier terminated (the “Taylor Letter Agreement”). The Taylor Letter Agreement (i) could renew for an additional one-year period unless timely notice of nonrenewal is given or the Taylor Letter Agreement is earlier terminated, (ii) provides for severance benefits equal to six months of salary in the event of termination by the Company without “cause” or by the executive for “good reason” (as such terms are defined in the Taylor Letter Agreement) and (iii) contemplates the establishment of a performance bonus opportunity based upon the achievement of performance criteria and goals approved by the Board. Pursuant to the Taylor Letter Agreement, the Company granted to Mr. Taylor, effective March 27, 2017 (the “Grant Date”), a nonqualified stock option to Mr. Taylor, which enables Mr. Taylor to purchase up to 1,500,000 shares of Common Stock of the Company at an exercise price per share of $2.95. The Option vests in four equal annual installments on each anniversary of the Grant Date. The Taylor Letter Agreement was amended effective November 29, 2017 to provide for compensation of Mr. Taylor with stock options in lieu of potential future cash compensation. See “—November 2017 Stock Option Awards to Directors and the President and Chief Financial Officer” for details including November 2017 option terms and how such November 2017 option was valued in lieu of potential cash compensation payable.

On August 9, 2017, the Company entered into a letter agreement with Jonathan Eckard, pursuant to which he became Chief Science Affairs Officer of the Company, with an annual salary of $200,000 and a term scheduled to expire on the one-year anniversary of the effective date of the letter agreement unless earlier terminated (the “Eckard Letter Agreement”). Following completion of a qualified offering by the Company, as such term is defined in the Eckard Letter Agreement, Mr. Eckard will become entitled to a bonus equal to $155,000 multiplied by the number of years that he has been employed by the Company on the date of the qualified offering, and thereafter, Mr. Eckard’s annual salary would increase to $355,000. The Eckard Letter Agreement (i) could renew for an additional one-year term unless timely notice of nonrenewal is given or is earlier terminated, (ii) provides for severance, in the event of termination by the Company without cause (as defined in the Eckard Letter Agreement), equal to six months’ salary (as in effect at the time of termination) and immediate vesting of 112,500 options for Company common stock and (iii) contemplates the establishment of a performance bonus opportunity based upon the achievement of performance criteria and goals approved by the Board and conditioned on Mr. Eckard’s continued employment by the Company. Pursuant to the Eckard Letter Agreement, the Board granted to Mr. Eckard options to purchase up to 500,000 shares of the Company’s common stock at a per-share exercise price of $4.31 (collectively, the “Eckard Options”). 50,000 of the Eckard Options vested upon execution of the Eckard Employment Agreement. The remaining 450,000 shares subject to the Eckard Options are scheduled to vest over a four-year term in equal annual installments beginning on the one-year anniversary of the Eckard Options’ grant date, conditioned on Mr. Eckard’s continued employment by the Company on the applicable vesting date.

Separation Agreements

We did not enter into any separation agreements during the fiscal year ended March 31, 2017.

Payments Upon Termination

With regard to our Named Executive Officers, we have an employment agreement with each of Steve Hoffman and Michael Demurjian which provide for payments to each such Named Executive Officer upon termination of employment under specified circumstances. For information regarding the specific circumstances that would trigger payments and the provision of benefits, the manner in which payments and benefits would be provided and conditions applicable to the receipt of payments and benefits, see “—Employment Agreements.”

The following tables set forth certain pro forma information regarding potential payments and benefits that each Named Executive Officer who was serving as an executive officer on March 31, 2017 would be entitled to receive upon termination of employment under specified circumstances, assuming that the triggering event occurred on March 31, 2017. Information has not been included for Named Executive Officer, Robert Dickey IV, because he voluntarily resigned employment in January 2017.

Summary of Potential Payments Upon Termination

Termination without Cause or for Good Reason
Name	Cash Payments(1)	Value of Benefits
Steve Hoffman	$2,217,945	$0
Michael Demurjian	$2,217,945	$0

(1)	This amount reflects the total amount of ratable payments over a period commencing March 31, 2017 and ending March 5, 2022, the remaining term of the Named Executive Officer’s employment agreement with the Company, assuming notice of termination was given on March 31, 2017, for which this presentation and related assumptions are required by SEC rules.

Summary of Actual Payments Upon Termination of Employment

No payments were made to any Named Executive Officer in connection with a termination of employment during fiscal 2017.

November 2017 Option Awards to Certain Directors and the President and Chief Financial Officer

On November 22, 2017, the Board authorized, at the request of Ben R. Taylor, Tyme’s President and Chief Financial Officer, an alternative compensation arrangement for Mr. Taylor whereby the Board granted non-qualified stock options to purchase shares of our common stock in lieu of $141,000 of the $213,000 in potential salary payable in the future to Mr. Taylor. Such options consist of the right to purchase 129,957 shares of Tyme common stock at an exercise price per share of $4.10 (the “Salary Options”). Tyme’s closing stock price on the grant date was $4.10. The Salary Options have a term of two years, and one—sixth of the shares underlying the Salary Options vest in six equal installments on each monthly anniversary of the date of grant, starting on December 22, 2017, subject to continued service with Tyme. The Company expects to grant additional options to Mr. Taylor with respect to the balance of his unpaid potential salary.

The Salary Options award was determined by the Board as follows. Subject to the terms of his employment agreement with Tyme, Mr. Taylor is currently entitled to a salary of $450,000 per annum, or the equivalent of $225,000 over a six-month period. Of any future amount potentially payable over a six-month period, or $225,000, $12,000 will be payable in cash and the remaining $213,000 will be foregone by Mr. Taylor and compensated for by Tyme through options, with a Black-Scholes derived value equal to an aggregate $213,000, based on inputs as of the dates of grant (collectively, the “Tyme Black-Scholes Option Valuation”). Tyme and Mr. Taylor have agreed to an amendment to the letter agreement with Mr. Taylor regarding his employment memorializing the foregoing.

Mr. Taylor also received on November 22, 2017, additional options unrelated to the Salary Options that were scheduled to be awarded, which entitle Mr. Taylor to purchase shares of common stock as follows:

Options	Exercise Price	Vesting Schedule
50,000	$4.10	Two equal installments on (1) the date of grant and (2) the one-year anniversary of the date of grant

On November 22, 2017, the Board approved for certain non-employee members of the Board the right to receive options to purchase shares of Tyme common stock in lieu of cash payable in respect of accrued unpaid cash fees payable to non-employee directors under Tyme’s director compensation program. The Board granted two-year non-qualified stock options to each of Messrs. Carberry and Biehl in lieu of $24,185 of the $36,500 in unpaid director fees. The Board granted five-year nonqualified stock options to Mr. Tyson and Mr. Sturman in lieu of $93,267 of $125,000 and $27,234 of $36,500 in unpaid director fees, respectively. The Company expects to grant additional options to each of Messrs. Carberry, Biehl, Tyson and Sturman with respect to the balance of each director’s unpaid director fees. These directors received immediately exercisable options to purchase shares of common stock as follows:

Non-Employee Director	Number of Options	Exercise Price
Timothy Tyson	50,958	$4.10
David Carberry	22,270	$4.10
Paul Sturman	14,880	$4.10
James Biehl	22,270	$4.10

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

SEC rules require us to disclose any transaction since the beginning of the registrant’s last fiscal year or any currently proposed transaction in which our Company is a participant and in which any related person has or will have a direct or indirect material interest involving an amount in excess of $120,000. A related person is any executive officer, director, nominee for director or holder of 5% or more of the Company’s common stock or an immediate family member of any of those persons.

In accordance with such SEC rules, in addition to other disclosures contained elsewhere in this report, we note the following related party transactions that occurred during such period:

The Company was provided legal service by Drinker Biddle & Reath LLP (“DBR”). Mr. Biehl of DBR is a member of the Board of Directors and received, and is entitled to receive, equity compensation payable to non-employee directors under the 2016 Director Plan. See “Executive Compensation—the 2016 Director Plan” and “November 2017 Stock Option Awards to Directors and Executive Officers.” During the year ending March 31, 2017, approximately $1,477,000, was incurred as legal expenses payable to DBR, and the Company had approximately $124,214 and $1,303,000 in accounts payable and accrued expenses payable to DBR at January 31, 2017 and March 31, 2017, respectively.

From February 15, 2017 through his February 5, 2018 re-election to the Board, Mr. Thompson served as a special advisor to the Board. In that capacity, he was paid no cash compensation and awarded 68,639 options on November 22, 2017 with a two-year term, exercisable immediately at a price of $4.10.

Policies and Procedures for Related Person Transactions

Pursuant to its charter, our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

Director Independence

After review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, as currently in effect, excluding Messrs. Hoffman and

Demurjian, who serve as executive officers of Tyme. In making that determination, the Board considered that Mr. Biehl is a partner at the law firm of Drinker Biddle & Reath LLP, which provided legal services to the Company in the year ended March 31, 2017, and subsequently and is expected to continue to do so in the future. Drinker Biddle & Reath LLP has received customary compensation for these services. See “Certain Relationships and Related Party Transactions”.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following actions were taken based upon the unanimous recommendation of the Board and the Written Consent as set forth in Exhibit A:

MATTER NO. 1

ELECTION OF DIRECTORS

In February 2018, our Board unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval, a proposal to re-elect our existing directors for the terms set forth in Matter 2(a) below and as set forth in the Written Consent. The directors who are elected pursuant to the Written Consent as set forth in Exhibit A are to serve in the class and for the period set forth within Matter 2(a) herein until the election and qualification of his successor, or until his earlier death, removal or resignation, subject to and as described in Matter 2(a). Each director listed in the Written Consent has agreed to serve as a director. None of the directors is related by blood, marriage or adoption to any other nominee or any executive officer of Tyme.

Under Delaware law, the Written Consent is sufficient to elect all nominees to our Board without the vote or consent of any other stockholders of the Company.

MATTER NO. 2

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

In February 2018, our Board unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to amend our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to implement the changes described in this Matter No. 2. The Charter Amendment consists of four separate unbundled items, Matter 2(a) through Matter 2(d), which are described separately below and are the subject of separate written consent considerations and elections. To implement the Charter Amendment, our Board of Directors has requested stockholder approval of the Charter Amendment and each separate unbundled item in Matter 2(a) through Matter 2(d). If the Charter Amendment is approved by the requisite consent of stockholders, which would occur upon the effectiveness of the Written Consent, it will become effective upon the filing thereof with the Secretary of State of the State of Delaware.

Matter 2(a)—Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Implement a Classified Board of Directors

Currently, our Board of Directors consists of a single class of eight directors, and all of our directors are eligible to be elected at each annual meeting of stockholders, unless a vacancy exists during the year and a director is elected or appointed to fill such vacancy (in which case the director would serve until the next annual meeting of stockholders). We believe it is in the best interest of the Company that the Charter Amendment include a provision to classify the Board of Directors into three separate classes, with each class consisting, as nearly as possible, of one-third of the total number of directors, and with one class being elected each year at the annual meeting of stockholders to serve a staggered three-year term. We refer to this Charter Amendment provision as the Classified Board Proposal. In this regard, for the initial terms immediately following the division of the Board of Directors into three classes, directors would be assigned terms of one, two or three years, as described below.

If the Classified Board Proposal is approved, our Board of Directors has initially designated upon re-election through the Written Consent, (i) Steve Hoffman and Michael Demurjian as Class I directors to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, (ii) Gerald Sokol, Tommy G. Thompson and Timothy Tyson as Class II directors to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal and (iii) James Biehl, David Carberry and Paul Sturman as Class III directors to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number directors.

To preserve the classified Board of Directors structure, our Amended and Restated Certificate of Incorporation, as amended (including as amended by the Charter Amendment), or the Amended Charter, would provide that a director elected or appointed outside of an annual meeting of stockholders to fill a vacancy would hold office until the next election of the class for which such director has been chosen and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Delaware law provides that, if a corporation has a classified board, unless the corporation’s Certificate of Incorporation specifically provides otherwise, the directors may only be removed by the stockholders for cause. The Amended Charter would provide that a director or the entire board of directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding capital stock. Presently, all of the directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority of the voting power of the Company entitled to be cast thereon.

The complete text of the proposed Charter Amendment is attached to this proxy statement as Exhibit B.

Advantages and Disadvantages of a Classified Board of Directors

The classified Board of Directors that is to be established through the Classified Board Proposal is designed to assure continuity and stability in the Board of Directors’ leadership and oversight by ensuring that at any given time a majority of the directors will have prior experience with us and be familiar with our drug development and commercialization strategies. We have not experienced Board-level continuity problems in the past and our Board of Directors wishes to ensure that the Board of Directors’ past continuity and experiential insight continue into the future. The Board of Directors also believes that a classified Board of Directors encourages independence from management and will assist in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company by encouraging any potential acquirer to negotiate directly with the Board of Directors.

Unless directors are removed or resign, three annual meeting director elections would be needed to replace all of the directors on the classified Board of Directors. The Charter Amendment may, therefore, discourage an individual or entity from acquiring a significant position in the Company’s stock with the intention of obtaining immediate control of the Board of Directors. If the Classified Board Proposal is approved upon the effectiveness of the Written Consent, these provisions will be applicable to each future annual meeting election of directors, including the elections following any change of control, if any, of the Company.

Reasons for the Proposal

We are not aware of any present or threatened third-party plans to gain control of the Company, and the Classified Board Proposal is not being recommended in response to any such plan or threat. Rather, the Board of Directors is recommending the Classified Board Proposal as part of its periodic review of our key governance mechanisms and to assist in assuring fair and equitable treatment for all of our stockholders, particularly in the event coercive or undervalued hostile takeover situations arise in the future. The Board of Directors has no present intention of soliciting a stockholder consent or vote on any other proposals relating to a possible takeover of the Company.

The Classified Board Proposal may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the voting power of the Company’s outstanding common stock. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Thus, the Classified Board Proposal could discourage certain takeover attempts, perhaps including some takeovers that some stockholders may feel would be in their best interests. Further, the Classified Board Proposal will make it more difficult for stockholders to change the majority composition of the Board of Directors, even if some of the stockholders believe such a change would be desirable. Because of the additional time required to change the control of the Board of Directors, the Classified Board Proposal could be viewed as tending to perpetuate present management.

Although the Classified Board Proposal could make it more difficult for a hostile bidder to acquire control over the Company, the Board of Directors believes that by forcing potential bidders to negotiate with the Board of Directors for a change of control transaction, the Board of Directors will be better able to maximize stockholder value in any change of control transaction.

Matter 2(b)—Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Exclusively Empower our Board of Directors to Fill Any and All Vacancies Occurring on the Board.

Our Amended and Restated Certificate of Incorporation and By-laws and the DGCL currently empowers our Board of Directors to fill any vacant positions existing or created on the Board. While this is currently permitted, we believe it is in the best interest of the Company to amend our charter documents through the Charter Amendment to exclusively empower the Board to fill any and all vacancies in the Board. For this reason, it is proposed that the Charter Amendment include a provision, or the Board Vacancies Charter Amendment, to give the Board the exclusive authority to fill any and all vacancies that may occur; provided that upon effectiveness of the Written Consent, any persons appointed to fill such vacancies will only hold office for the remainder of the full term for the class of directors in which the new directorship was created or the vacancy occurred and until their successors are elected and qualified. If this Board Vacancies Charter Amendment is adopted through the Written Consent, a corresponding change to our By-laws will be made.

This Matter 2(b) should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Charter Amendment attached to this Proxy Statement as Exhibit B.

Reasons for the Proposal

In order to provide the Board of Directors with the maximum flexibility, and as permitted under DGCL, the Board of Directors is proposing the Board Vacancies Charter Amendment through Matter 2(b) to allow the Board of Directors of the Company to exclusively fill any and all vacancies occurring on the Board. This will allow the Board of Directors to promptly respond to vacancies on the Board and fill them with qualified candidates while avoiding having director seats remain vacant until a stockholder meeting can be convened. In addition, in the event the Company in the future engages in a merger, acquisition, strategic transaction, reorganization or similar transaction with another company, this will provide the Company the maximum flexibility to increase the size of the Board and fill vacancies by offering board seats to the other company to promote continuity and unity of the combined company. Although, adoption of the Board Vacancies Charter Amendment will eliminate any stockholder’s right to vote on Board vacancies, the stockholders will continue to vote on the Company’s directors on an annual basis, including in compliance with the classified Board structure in the event that Matter 2(a) is adopted through the Written Consent.

Although the Board Vacancies Charter Amendment is not intended as an anti-takeover provision, when coupled with other provisions of our Amended Charter, the Board Vacancies Charter Amendment could have an anti-takeover effect. These provisions, collectively, could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt.

Matter 2(c)—Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Authorize the Board of Directors Exclusively to Have the Power to Change, and Set, the Size of the Board

The Board of Directors is proposing for approval by the stockholders an amendment to our current By-laws to eliminate the range of the number of directors from one to eleven directors and a corresponding amendment to our Amended and Restated Certificate of Incorporation, or the Board Size Charter Amendment, to grant the Board of Directors discretion to determine the exact number members of the Board as the Board shall from time to time fix by resolution. Upon consultation with our management and our outside legal advisors, our Board unanimously approved, and unanimously recommends for stockholder approval, the Board Size Charter Amendment, which would grant the Board the exclusive authority to change, and set, the number of directors of the Board.

The Board Size Charter Amendment and this Matter 2(c) should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Charter Amendment attached hereto as Exhibit B.

Reasons for the Proposal

Currently, the number of directors consists of eight members. In order to provide the Board of Directors with the maximum flexibility, and as permitted under the DGCL, the Board of Directors is proposing the Board Size Charter Amendment to allow that the number of directors of the Company shall be set exclusively by the Board of Directors by resolution. This will allow the Board of Directors to add other qualified members as may arise from time to time. In addition, in the event the Company in the future engages in a merger, acquisition, strategic transaction, reorganization of similar transaction with another company, this will provide the Company the maximum flexibility to offer board seats to the other company to promote continuity and unity of the combined company. Adoption of the Board Size Charter Amendment will remove stockholders’ right to set the number or range of number directors for the Company which may become costly if the Company’s board of directors becomes large in size. However, the Company stockholders will continue to vote on the Company’s directors on an annual basis, and in compliance with the classified Board structure, if the Board Size Charter Amendment is adopted through this Written Consent.

Although the Board Size Charter Amendment is not intended as an anti-takeover provision, when coupled with other provisions of the Amended Charter, the Board Size Charter Amendment could have an anti-takeover effect. Our Amended and Certificate of Incorporation and By-laws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. In addition, certain other proposals under this Matter 2 may be deemed to have an anti-takeover effect. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

If the Board Size Charter Amendment is adopted through the Written Consent, a corresponding change to our By-laws will be made.

Matter 2(d)—Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Exclusively Empower our Board of Directors to Call any Special Meeting of Our Stockholders.

Under our existing By-laws, a special meeting of our stockholders only may be called by a majority of our Board of Directors, the Chairman of our Board, our Chief Executive Officer, or our President. Our existing Amended and Restated Certificate of Incorporation is silent on this right. Our Board is committed to ensuring effective corporate governance policies and practices, which ensure that we are governed with high standards of ethics, integrity and accountability and in the best interest of our stockholders. Our Board of Directors, in its continuing review of corporate governance matters, has determined that exclusively reserving with our Board of Directors the power to call special meetings of the stockholders through the Charter Amendment, or the Special Meeting Charter Amendment, will best serve the purposes of the Company and the interests of our stockholders. While this right is currently permitted by our Board generally, we believe it is in the best interest of the Company to exclusively empower the Board to call any special meeting of our stockholders and to reflect such power through the Special Meeting Charter Amendment. Upon consultation with our management and our outside legal advisors, our Board unanimously approved the Special Meeting Charter Amendment. If the Special Meeting Charter Amendment is adopted through the Written Consent, our By-laws will reflect a corresponding change to reflect consistency with the Special Meeting Charter Amendment.

This Matter 2(d) should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Charter Amendment attached hereto as Exhibit B.

Reasons for the Proposal

Special meetings are extraordinary events for public companies, and they can be disruptive, costly and inconsistent with the best interests of all stockholders. Special meetings can cause us to incur substantial expenses in connection with preparing and providing stockholders with proxy materials and can cause significant disruptions to the Company’s normal business operations by requiring significant attention from our management team, diverting their focus from overseeing and operating our business in the best interest of all stockholders. For every special meeting called, we must provide each stockholder with a notice of meeting and proxy materials at significant legal, printing and mailing expenses, as well as incur the other costs normally associated with holding a stockholder meeting. Given that special meetings of stockholders would result in such expenses and disruptions to our business operations, and therefore may not be in the best interests of our stockholders as a whole, our Board believes it is in our stockholders’ best interests if special meetings are only called in the discretion of the Board to consider extraordinary events, when fiduciary, strategic or similar considerations dictate that the matter be addressed on an expedited basis.

The Special Meeting Charter Amendment could provide potential future anti-takeover protection for us, may potentially deter certain acquisitions of our stock, and may delay, deter or impede stockholder action not approved by our Board. A common tactic of bidders attempting a takeover or change of control is to initiate a proxy contest by calling a special meeting or calling a special meeting to advance a particular proposal by the insurgent group. By exclusively reserving with our Board, through the Special Meeting Charter Amendment, the right to call a special meeting, expensive proxy contests or shareholder initiated proposals could occur only in connection with our normally scheduled annual meeting. Our Board of Directors can still call a special meeting of our stockholders when issues arise that may require a stockholder meeting.

Our existing Amended and Restated Certificate of Incorporation and By-laws currently include certain other provisions that may have an anti-takeover effect, including our Board’s right to issue preferred stock without obtaining additional approval of our stockholders. Although the Special Meeting Charter Amendment is not intended an anti-takeover provision, when coupled with the other provisions of the Charter Amendment, the Special Meeting Charter Amendment could have an anti-takeover effect. These provisions, collectively, could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

This Matter 2(d) should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Charter Amendment attached to this Proxy Statement as Exhibit B.

MATTER NO. 3

APPROVAL OF THE 2016 DIRECTOR PLAN, AS AMENDED

2016 Director Plan

The purpose of the 2016 Director Plan, as amended, is to provide an equitable stock-based compensation program to align the interests of our non-employee directors with our stockholders. Set forth below is a summary of the 2016 Director Plan, which is qualified in its entirety to the full text of the plan, including amendments thereto, which are attached hereto as Appendix I.

Summary of 2016 Director Plan Terms

On May 9, 2016, the Board approved the establishment of a stock option plan for non-employee members of the Board (the “2016 Director Plan”), which included: (i) “Initial Grants” consisting of (A) for current members, an immediate stock option grant of 25,000 shares at fair market value (as defined in the 2016 Director Plan to generally mean the closing stock price per share on the date of grant); or (B) for future members initially appointed, an immediate stock option grant of 25,000 shares at fair market value; and (ii) “Annual Grants” for members who continue in service as members of the Board subsequent to each annual meeting of stockholders occurring subsequent to an Initial Grant, an annual stock option grant of 10,000 shares at fair market value. Each of these stock option awards will vest 50% on the date of grant and 50% on the first anniversary of the date of grant. Initial Grants and Annual Grants have a ten year term, subject to applicable termination or forfeiture provisions.

The Board subsequently approved an amendment to the 2016 Director Plan to enable each non-employee director to elect to receive stock options in lieu of all or part of cash director fees that would otherwise be payable to that non-employee director, which are otherwise payable at the rate of $12,500 per quarter, or $50,000 per annum, for Board service (the “Cash Election Options”). Under this amendment, each non-employee director may elect, in accordance with procedures established by the Board, to receive options with a Black-Scholes-based valuation model value equal to the value of such cash director fees. Cash Election Options may be elected with a two- or five-year term, with the number of options associated with a two-year term having a larger number of underlying shares compared to the five-year term options due to the difference in time-value of two-year versus five-year options under the Black-Scholes based option valuation methodology. Cash Election Options are fully vested on the date of grant. In addition, the Board approved an amendment of the definition of “Fair Market Value” to be consistent with the definition of such defined term within the 2015 Plan, as amended, and as described immediately below.

Stock options granted under the 2016 Director Plan, as amended, are awarded with an exercise price per share equal to the “Fair Market Value” as determined on the grant date based on the last sale before the grant date, the first sale after the grant date, the closing price on the trading day before or the trading day of the grant date, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant date or any other reasonable method using actual transactions in such stock as reported on the market.

Federal Income Tax Consequences

Options granted to non-employee directors (or optionees) are considered nonqualified stock options under the Internal Revenue Code, which we refer to as “NSOs.” An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise.

New Plan Benefits

As of November 30, 2017, the Company has granted awards to six non-employee directors under the 2016 Director Plan, and five non-employee directors are currently eligible for such awards as of the date of this Information Statement. With respect to actual new plan benefits available in the future to non-employee directors, please note that (1) non-employee directors who are re-elected in connection with the Written Consent (and continue service following each annual meeting thereafter) will receive options to purchase 10,000 shares of common stock with a per share exercise price equal to Fair Market Value and (2) that the amount of future Cash Election Options, if any, cannot be determined; however, for information regarding recent Cash Election Options awards, see “Executive Compensation; November 2017 Option Awards to Certain Directors and the President and Chief Financial Officer.” No more than 750,000 shares may be issued pursuant to the 2016 Director Plan. The 2016 Director Plan expires in May 2026.

MATTER NO. 4

APPROVAL OF AMENDMENT TO 2015 EQUITY INCENTIVE PLAN

2015 Equity Incentive Plan

Set forth below is a summary of the Company’s 2015 Equity Incentive Plan, as amended by Amendment No. 1 and Amendment No. 2 thereto (the “2015 Plan”), which is qualified in its entirety to the full text of the plan attached hereto as Appendix II.

Purpose

The purpose of the Company’s 2015 Plan is to assist us in recruiting and retaining qualified employees, consultants, advisors and non-employee directors and to allow us to build a satisfying long-term relationship with these individuals through recognition of their contributions.

Board Approval and Stockholder Approval

Our Board approved the 2015 Plan on March 5, 2015, and a majority of our stockholders entitled to vote on the 2015 Plan approved the 2015 Plan on March 5, 2015. A description of our 2015 Plan is set forth below.

Description of 2015 Plan

Purposes

The purposes of the 2015 Plan are to:

•	enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success and

•	provide incentives to participants in the 2015 Plan that are linked directly to increases in stockholder value that will therefore inure to the benefit of all of our stockholders.

Shares Available for Issuance

The maximum number of shares of our common stock to be issued under the 2015 Plan was 10,000,000 prior to the amendment described below. The number of shares that may be granted pursuant to the 2015 Plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock.

Administration

The 2015 Plan may be administered by of our board of directors or a committee of our board in which each member will be an independent director. As of the filing date of this report, our board of directors has delegated to Mr. Hoffman, our CEO, the authority to make awards to eligible participants in accordance with the 2015 Plan, provided no such awards shall be made to directors or officers of the Company and such aggregate awards will not exceed 1,000,000 shares following such authorization. Throughout the remainder of this discussion of the 2015 Plan, the term “administrator” refers to our board, Mr. Hoffman (as applicable), or the committee delegated authority to administer the 2015 Plan.

The 2015 Plan provides for the administrator to have authority, in its discretion (as applicable), to:

•	select the persons to whom awards will be granted,

•	grant awards,

•	determine the number of shares to be covered by each award,

•	determine the type, nature, amount, pricing, timing and other terms of each award and

•	interpret, construe and implement the provisions of the 2015 Plan, including the authority to adopt rules and regulations.

Eligibility

Participation in the 2015 Plan is limited to our, our subsidiaries and affiliates’:

•	employees, including officers,

•	directors,

•	consultants and

•	advisors.

As of February 6, 2018, the Company has granted outstanding awards to seven employees, four non-employee directors and 27 consultants and advisors under the 2015 Plan. As the Company employs or retains additional employees or consultants and advisors in the future, it expects that the number of persons receiving awards under each such category will increase.

Types of Awards

Under the 2015 Plan, the administrator is authorized to award:

•	stock options,

•	stock bonuses,

•	restricted stock,

•	stock appreciation rights, commonly referred to as “SARs,”

•	performance grants and

•	other types of awards.

Stock Options

The administrator is authorized to grant stock options, which may be either incentive stock options qualifying for favorable tax treatment under the Internal Revenue Code, referred to as “ISOs,” or nonqualified stock options, referred to as “NSOs.” The exercise price of all options awarded under the 2015 Plan must be no less than 100% of the fair market value of a share of our common stock on the date of the grant (which, prior to the amendment described below, was generally the closing stock price per share on the date of grant).

At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of a specific contrary determination by the administrator, each option will have a ten-year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three succeeding anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a “10% stockholder.” An ISO granted to a 10% stockholder cannot have a term exceeding five years, nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2015 Plan by our board of directors.

The aggregate fair market value of shares first exercisable in any calendar year by an individual holding ISOs, whether under the 2015 Plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation will be deemed granted as an NSO.

Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash or at the option of the administrator:

•	by reduction of indebtedness we owe to the optionee,

•	by the transfer to us of shares of our common stock owned by the participant for at least six months or obtained in the public market and which are valued at fair market value on the date of transfer,

•	in the case of employees other than executive officers, by interest bearing promissory note,

•	except with respect to ISOs or where otherwise prohibited by applicable law and provided a public market for our common stock exists, by “cashless exercise,” or

•	through a “same day sale” or “margin” commitment by a broker-dealer that is a member of the Financial Industry Regulatory Authority.

Restricted Stock Grants

Restricted stock consists of shares of our common stock which are sold or granted to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate and all other terms and conditions of the grants. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

An SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination of shares and cash, that is equal to the excess of: (a) the fair market value of our common stock on the date of exercise of the right over (b) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards

The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or our affiliates.

Performance Grants

The 2015 Plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

Amendment of the 2015 Plan

Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Sections 162(m) or 422 of the Internal Revenue Code, or Code, our board of directors has the right and power to amend the 2015 Plan; provided, however, that our board of directors may not amend the 2015 Plan in a manner which would adversely affect in a material manner the rights of the holder of an outstanding award without such holder’s consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2015 Plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

Termination of the 2015 Plan

Subject to earlier termination by our board of directors, the 2015 Plan will terminate on March 5, 2025. Termination of the 2015 Plan will not materially alter or impair any award outstanding at the time of termination without the consent of the holder of such award.

Administrator’s Right to Modify Benefits

Any award granted may be converted, modified, forfeited or canceled, in whole or in part, by the administrator if and to the extent permitted in the 2015 Plan or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

An award agreement may provide that, upon a “change in control,” all or any portion of the award shall automatically become immediately vested and exercisable, that restrictions relating to the award shall lapse or that the award shall become immediately payable.

A change of control will be deemed to have occurred if:

•	any person (other than a current stockholder or holder of rights entitling the holder to acquire our securities) acquires beneficial ownership of 50% or more of the voting power of our then-outstanding voting securities,

•	members of our current board cease to constitute a majority of our board without the approval of our current board (or those elected with the approval of the directors on the board at the time of such member’s election) or

•	we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

Reusage

If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards again will be available for use under the 2015 Plan. Shares covered by an award granted under the 2015 Plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares that are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares covered by an award granted under the 2015 Plan that is settled in cash will not be counted as used.

Termination of Options

Upon the termination of an optionee’s employment or other service with us, the optionee generally will have three months to exercise options to the extent exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if the termination is due to the optionee’s death or disability, then the optionee or the optionee’s estate or legal representative shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (x) five years from such termination or (y) the option’s original expiration date.

Federal Income Tax Consequences

The following is a general summary, as of the date of this report, of the federal income tax consequences to us and participants under the 2015 Plan. Federal tax laws may change and the federal, state and local tax consequences for any such participant will depend upon his, her or its individual circumstances. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2015 Plan.

ISOs

An optionee generally does not recognize taxable income upon the grant or upon the exercise of an ISO.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (x) the gain realized upon the sale or (y) the difference between the fair market value of the shares on the date of exercise and the exercise price. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disposition.

If an optionee sells ISO shares after having held them for at least one year from exercise and two years from the date of grant, the optionee recognizes income in an amount equal to the difference, if any, between the fair market value of those shares on the date of sale and the exercise price of the ISO shares. Such income will be taxed at long-term capital gains rates. In such an event, we will not be entitled to a federal income tax deduction. The holding period requirements generally are waived when an optionee dies.

The exercise of an ISO may, in some cases, trigger liability for the alternative minimum tax.

NSOs

An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise.

Restricted Stock

A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the taxable year in which his or her interest in the shares becomes either: (x) freely transferable or (y) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock, less any cash paid for the shares, on the date of the award.

We will receive a compensation expense deduction in the taxable year in which restrictions lapse or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income.

Other Benefits

In the case of an exercise of an SAR or an award of a performance grant or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit

For the current taxable year ending March 31, 2018, we may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. As part of the Federal tax legislation enacted in December 2017, for taxable years beginning after March 31, 2018, we may not deduct compensation of more than $1,000,000 that is paid to an individual who, at any time during the taxable year or any taxable year beginning after December 31, 2016, is either our chief executive officer or our chief financial officer, or is among one of the three other most highly-compensated officers for that taxable year or any taxable year beginning after December 31, 2016.

The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.

The exception for qualified performance-based compensation was eliminated as part of the December 2017 Federal tax legislation and, as a result, will generally not apply to stock options granted after November 2, 2017. Accordingly, for options granted after that date to covered officers, any otherwise deductible compensation expense recognized at the time of exercise of the options will be included in the aggregate compensation that is subject to the $1,000,000 cap.

Summary Description of Amendments Proposed for 2015 Plan and Reasons for the Amendments

The 2015 Plan Amendment changes (1) the number of shares reserved from 10,000,000 shares (as currently authorized in the 2015 Plan) to a number determined by reference to the product of 0.125 (or 12.5%) times the number of our issued and outstanding shares of common stock from time to time and (2) the definition of “Fair Market Value” to provide that “Fair Market Value” may be determined based on the last sale before grant, the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant or any other reasonable method using actual transactions in such stock as reported on the market. We believe that (a) the percentage authorization in clause (1) above is consistent with market practice and appropriate for clinical stage biopharmaceutical companies like us and consistent with Nasdaq Governance and Listing Rules (after considering all other 2015 Plan terms) and (b) the definition of “Fair Market Value” in clause (2) above is appropriate because it is consistent with Rule 409A under the Internal Revenue Code and is more appropriate to our current exchange listing status, given our recent migration to the Nasdaq Capital Market in July of 2017. Our Board, when it approved the 2015 Plan Amendment, as described herein, determined that such amendment was in the best interests of our Company and our stockholders.

New Plan Benefits

Pursuant to the terms of the 2015 Plan, the administrator will determine the number of options and restricted stock awards to be allocated to our employees, non-employee directors and consultants under the 2015 Plan in the future, and such allocations may only be made in accordance with the provisions of the 2015 Plan as described herein. Any future awards granted to eligible participants under the 2015 Plan are subject to the discretion of the administrator and, therefore, are not determinable at this time. For information concerning awards granted to our Named Executive Officers for the last completed fiscal year, ending March 31, 2017, please see “Equity Compensation—Summary Compensation Table,” and “- Grants of Plan Based Awards During Fiscal Year Ended March 31, 2017.”

As of the Record Date, we had approximately 5.2 million shares subject to outstanding stock options granted to 38 participants under the 2015 Plan and approximately 4.8 million shares available for future issuance thereunder, without giving effect to the effectiveness of the Written Consent concerning Matter No. 4. Immediately after giving effect to the Written Consent concerning Matter No. 4, as of the Record Date, approximately 1,362,802 additional shares would be authorized for future grant plus 12.5% of any future issuances of common stock that are made (1) after the Record Date and (2) before the scheduled expiration of the 2015 Plan on March 5, 2025.

Registration under the Securities Act of 1933

We intend to file with the Commission a Registration Statement on Form S-8 to register the additional shares of our common stock available for issuance under the 2015 Plan as soon as practicable.

Compensation Plan and Additional Equity Information as of March 31, 2017

The following table provides certain information with respect to all of our equity compensation plans in effect as of March 31, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders prior to March 31, 2017	4,045,000	(1)	$6.18	5,955,000
Equity compensation plans not approved by stockholders at March 31, 2017	209,534	(2)	5.60	600,000
Total	4,254,534		$6.15	6,555,000

(1)	Includes 4,045,000 shares of our common stock issuable under option awards made prior to March 31, 2017 under our 2015 Equity Incentive Plan approved by stockholders; these option awards carry a weighted average exercise price of $6.18 per share.
(2)	Includes 150,000 shares of our common stock issuable under option awards made prior to March 31, 2017 under our 2016 Director Plan and 59,534 shares of our common stock issuable upon the exercise of outstanding certain warrants to purchase common stock as of March 31, 2017, which collectively had a weighted average exercise price of $5.60 per share; the warrants described in this sentence are limited to warrants issued in returned for goods or services provided and does not include warrants issued in connection with capital raising transactions, consistent with applicable SEC disclosure obligations.

The following summarizes the common stock warrant activity for the years ended March 31, 2017 and March 31, 2016:

	Warrant Shares of Common Stock	Weighted Average Exercise Price
Outstanding at January 1, 2016	476,267	$5.00
Granted	461,384	5.00
Exercised	—	—
Cancelled	—	—

Outstanding at March 31, 2016	937,651	5.00
Granted	3,618,387	3.02
Exercised	—	—
Cancelled	—	—

Outstanding at March 31, 2017	4,556,038	$3.42

OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (“10% Stockholders”) to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Section 16(a) was not applicable to the Company’s officers, directors and 10% stockholders until July 27, 2017 when the Company’s registration statement on Form 8-A was declared effective. Accordingly, Section 16(a) was not applicable during the fiscal year ended March 31, 2017.

Based solely on the Company’s review of the copies of such forms received by it and a written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, as of the date of this Information Statement, all filing requirements applicable to its officers, directors and 10% Stockholders under Section 16(a) were complied with on a timely basis.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

Copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 filed with the SEC on June 12, 2017 are being mailed to you along with this Information Statement. We are sending only one 2017 annual report and information statement to “street name” stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report or information statement in the future, you may request them by calling our Chief Financial Officer at (646) 205-1603 or by submitting a request in writing to our Chief Financial Officer, Tyme Technologies, Inc., 44 Wall Street—12th Floor, New York, NY 10005, and we will promptly deliver a separate Annual Report on Form 10-K and information statement to you. If you are receiving multiple copies of our annual report and information statement, you can request householding by contacting the Chief Financial Officer in the same manner described above.

ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 filed with the SEC on June 12, 2017 are available without charge upon written request to Chief Financial Officer, Tyme Technologies, Inc., 44 Wall Street—12th Floor, New York, NY 10005.

Exhibit A

WRITTEN CONSENT RESOLUTIONS

OF THE HOLDERS OF A MAJORITY OF THE VOTING STOCK OF

TYME TECHNOLOGIES, INC.,

A DELAWARE CORPORATION

TAKEN WITHOUT A MEETING

Dated this 21st day of February, 2018

Pursuant to the authority set forth in the General Corporation Law of the State of Delaware and the By-laws of TYME TECHNOLOGIES, INC., a Delaware corporation (the “Company”), the undersigned, constituting the record holders holding a majority of the outstanding voting stock of the Company as of February 6, 2018, do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting, to be effective on the twentieth calendar day following the mailing of this Information Statement to our stockholders:

MATTER NO. 1

ELECTION OF DIRECTORS

BE IT RESOLVED, that the following persons are hereby re-elected as a director of the Company, to serve for the term as set forth in Matter 2(a) until his successor is duly elected, or until his death or resignation or removal:

Steve Hoffman

Michael Demurjian

Dr. Gerald Sokol

Timothy C. Tyson

Tommy G. Thompson

Paul L. Sturman

James Biehl

David Carberry

MATTER NO. 2

APPROVAL OF THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO, IN ITS DISCRETION, AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO (A) IMPLEMENT A CLASSIFIED BOARD OF DIRECTORS, (B) AUTHORIZE THE BOARD OF DIRECTORS TO EXCLUSIVELY FILL ANY AND ALL VACANCIES OCCURRING ON THE BOARD, (C) AUTHORIZE THE BOARD OF DIRECTORS TO EXCLUSIVELY HAVE THE POWER TO CHANGE, AND SET, THE SIZE OF THE BOARD, AND (D) AUTHORIZE THE BOARD OF DIRECTORS TO EXCLUSIVELY CALL ANY SPECIAL MEETING OF STOCKHOLDERS

BE IT RESOLVED, that the Board of Directors is hereby authorized to, in its discretion amend the Company’s Amended and Restated Certificate of Incorporation in the form approved by the Company’s Board of Directors and attached hereto as EXHIBIT B to the Information Statement to (a) implement a classified Board of Directors, with the initial board classes comprised of (i) Steve Hoffman and Michael Demurjian as Class I directors to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, (ii) Gerald Sokol, Tommy G. Thompson and Timothy Tyson as Class II directors to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal and (iii) James Biehl, David Carberry and Paul Sturman as Class III directors to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, (b) authorize the Board of Directors to exclusively fill any and all vacancies occurring on the Board, (c) authorize the Board of Directors to exclusively have the power to change, and set, the size of the Board, and (d) authorize the Board of Directors to exclusively call any special meeting of stockholders.

BE IT RESOLVED, that each provision of the Certificate of Amendment, as disclosed in unbundled fashion in the Information Statement and as summarized separately in clauses (a), (b), (c) and (d) in the preceding resolution has been considered separately and each of (a), (b), (c) and (d) in the preceding resolution is hereby approved as a separate matter and consent.

BE IT RESOLVED, that the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation in the form attached as EXHIBIT B to the Preliminary Information Statement dated February 21, 2018 (the “Preliminary Information Statement”) is hereby approved;

MATTER NO. 3

APPROVAL OF THE 2016 DIRECTOR PLAN

BE IT RESOLVED, that the Company’s 2016 Director Plan, in the form as summarized in the accompanying Information Statement including the amendments described therein and containing such other terms described herein and attached as APPENDIX I to the Preliminary Information Statement is hereby approved;

MATTER NO. 4

APPROVAL OF AMENDMENT NO. 2 TO THE 2015 EQUITY INCENTIVE PLAN

BE IT RESOLVED, that Amendment No. 2 to the Company’s 2015 Equity Incentive Plan, in the form as summarized in the accompanying Information Statement including the amendments described therein and containing such other terms described herein and attached in APPENDIX II to the Preliminary Information Statement is hereby approved;

GENERAL PROVISIONS

AND BE IT FURTHER RESOLVED, that the officers of the Company are hereby authorized to execute and deliver on behalf of the Company such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

The President of the Company is hereby directed to file the original executed copy of this Written Consent with the minutes of the Company, and said action is to have the same force and effect as if an annual meeting of the stockholders had been held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of February 21, 2018:

Name of Stockholder	Authorized Signature Name	Number of Shares Common Stock Beneficially Owned as Of February 6, 2018	Signature
Steve Hoffman	Steve Hoffman	26,682,439	/s/ Steve Hoffman
Michael Demurjian	Michael Demurjian	26,678,536	/s/ Michael Demurjian

Total Shares Voting in Favor:			of 90,902,419 shares of common stock issued and outstanding as at February 6, 2018, the date of these resolutions
Percentage of Common Stock Voting in Favor of Resolutions:		58.7%

Exhibit B

Certificate of Amendment

of

Amended and Restated Certificate of Incorporation

of

Tyme Technologies, Inc.

Tyme Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby adopts this Certificate of Amendment (this “Certificate of Amendment”), which amends its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as described below, and does hereby further certify that:

1.    The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the amendment to the Certificate of Incorporation described herein, and the Corporation’s stockholders duly adopted such amendment, all in accordance with the provisions of Section 242 of the DGCL.

2.    Article 6 of the Certificate of Incorporation is hereby amended by amending and restating such article in its entirety as follows:

6.1    Meetings of Stockholders.

(a)    Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined solely by the resolution of, the board of directors in its sole and absolute discretion.

(b)    Special Meetings. Subject to the rights of the holders of one or more series of preferred stock then outstanding and having a preference over the Common Stock as to dividends or upon liquidation as provided for or fixed pursuant to the provisions of Article 4, a special meeting of the stockholders shall be called only by, and in accordance with, the resolution of the board of directors in its sole and absolute discretion.

6.2    Number; Class; and Term of Directors.

Number of Directors. The business and affairs of the corporation shall be managed by, or under the direction of, the board of directors. The total number of directors constituting the entire board of directors of the corporation shall be fixed from time to time by the board of directors in its sole and absolute discretion.

Classes of Directors. The board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

Election; Terms of Office. Except as otherwise provided by, and subject to the terms of this Article 6, a nominee for director shall be elected to the Board of Directors by a plurality of votes cast at an annual meeting of stockholders. Except for the terms of such additional directors, if any, as elected by the holders of any series of preferred stock and as provided for or fixed pursuant to the provisions of Article 4 hereof, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

Removal. Any director or the entire board of directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the corporation entitled to vote in any annual election of directors or class of directors, voting together as a single class, provided, however, removal of additional directors, if any, elected by the holders of any series of preferred stock shall be governed in accordance with the terms of such preferred stock provided for, or fixed pursuant to, the provisions of Article 4 hereof.

Vacancies. Subject to the rights of the holders of one or more series of preferred stock then outstanding as provided for or fixed pursuant to the provisions of Article 4, vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be solely and exclusively filled by (1) a majority of the directors then in office, although less than a quorum, or (2) by a sole remaining director, if applicable, or (3) only in the case where there are no directors then in office, by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

6.3    No Cumulative Voting. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of holders of any class or series of Preferred Stock, no holder of stock or of any class or series thereof shall be entitled to cumulative voting.

IN WITNESS WHEREOF, Tyme Technologies Inc. has caused this Certificate of Amendment to be executed by the undersigned officer, on this the      day of                     , 2018.

TYME TECHNOLOGIES, INC.

By:
Name:	Steve Hoffman
Title:	Chief Executive Officer

TYME TECHNOLOGIES, INC.

2016 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

As Amended and Restated Effective February 5, 2018

TABLE OF CONTENTS

Page
1.	Purpose	A-I-3
2.	Definitions	A-I-3
3.	Administration	A-I-4
4.	Eligibility	A-I-4
5.	Stock Subject to the Plan	A-I-4
6.	Non-Employee Director Options	A-I-5
7.	General Provisions	A-I-6

A-I-2

Tyme Technologies, Inc.

2016 Stock Option Plan for Non-Employee Directors

As Amended and Restated Effective February 5, 2018

1.	Purpose.

The purpose of the Tyme Technologies, Inc. 2016 Stock Option Plan for Non-Employee Directors (the “Plan”) is to promote the interests of Tyme Technologies, Inc. (the “Company”) and its stockholders by providing Non-Employee Directors with an ownership interest in the Company in order to more closely align their interests with those of the Company’s stockholders and to enhance the Company’s ability to attract and retain highly qualified Non-Employee Directors.

2.	Definitions.

The following terms, as used herein, shall have the following meanings:

(a)	“Award” shall mean an Option granted pursuant to the Plan.

(b)	“Award Agreement” shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Award.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)	“Cause” shall mean (i) the engaging by the Participant in willful misconduct that is materially injurious to the Company, (ii) the embezzlement or misappropriation of funds or property of the Company by the Participant, (iii) the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iv) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant’s incapacity due to disability). For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered willful unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Board in its sole discretion. Any such determination shall be final and binding on a Participant.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation Committee of the Board or, if no such committee has been appointed, a committee of the Board which shall be comprised of at least two members who shall qualify as “non-employee directors” within the meaning of Rule 16b-3 issued under the Exchange Act. Prior to the date on which a committee is appointed to administer the Plan, “Committee” shall mean the Board.

(g)	“Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

(h)	“Company” shall have the meaning set forth in Section 1 hereof.

(i)	“Effective Date” shall have the meaning set forth in Section 9(j) hereof.

(j)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock, based on the last sale before the grant date, the first sale after the grant date, the closing price on the trading day before or the trading day of the grant date, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant date or any other reasonable method using actual transactions in Common Stock as reported on the market. The method of determining Fair Market Value with respect to an Award shall be determined by the Committee; provided that, if the Committee does not specify a different method, the Fair Market Value as of a particular date shall be

A-I-3

the closing price on the day as of which Fair Market Value is to be determined or, if there is no sale on such date, the next preceding day on which such a sale occurred. Notwithstanding the foregoing, (i) Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422, and (ii) Fair Market Value shall be determined in accordance with Code Section 409A.

(l)	“Non-Employee Director” shall mean a member of the Board who is not also an employee of the Company or a subsidiary.

(m)	“Option” shall mean the right, granted pursuant to the Plan, to purchase shares of Common Stock.

(n)	“Partial Disability” shall mean that the Committee has determined, in its sole discretion, that a Participant is partially disabled.

(o)	“Participant” shall mean a Non-Employee Director eligible to participate in the Plan pursuant to Section 3 hereof.

(p)	“Permanent Disability” means that the Participant has been determined to be disabled by the Committee in its sole discretion.

(q)	“Plan” shall have the meaning set forth in Section 1 hereof.

(r)	“Plan Year” shall mean the Company’s fiscal year.

(s)	“Retirement” shall mean the Participant’s termination of service on the Board by reason of retirement, as determined by the Committee in its sole discretion.

(t)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

3.	Administration.

Except as reserved to the discretion of the Board hereunder, the Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan’s administration; and to delegate ministerial administrative responsibilities under the Plan. All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all parties, including Non-Employee Directors, the Company, the Company’s stockholders, and any other interested persons.

4.	Eligibility.

Each Non-Employee Director shall be eligible to receive Awards as described below in Section 6 during his or her tenure as a Non-Employee Director.

5.	Stock Subject to the Plan.

(a)	Number of Shares. The maximum number of shares of Common Stock reserved for issuance pursuant to the Plan shall be 750,000, subject to equitable adjustment as provided in Section 5(b) below. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

A-I-4

(b)	Equitable Adjustment. In the event that an extraordinary transaction or other event or circumstance affecting the Common Stock shall occur, including, but not limited to, any extraordinary dividend or other distribution (whether in the form of cash, stock or other property), or recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of shares of stock or other securities or property which may thereafter be issued under the Plan in connection with Awards, (ii) the number and kind of shares of stock or other securities or property issued or issuable in respect of outstanding Awards, and (iii) the exercise price relating to any Award, and (B) canceling outstanding Awards in exchange for replacement awards or cash.

6.	Non-Employee Director Options.

(a)	General. The purchase price per share of Common Stock under Options granted to Non-Employee Directors shall be the Fair Market Value of such share on the date of grant. No Award Agreement with any Non-Employee Director may alter the provisions of this Section 6(a).

(b)	Grants to Non-Employee Directors as of the Effective Date. Each person who is a Non-Employee Director on the Effective Date shall, as of the Effective Date, be granted automatically, without action by the Committee, an Option to purchase 25,000 shares of Common Stock.

(c)	Grants to New Non-Employee Directors First Elected After the Effective Date. Each person who first becomes a Non-Employee Director after the Effective Date shall, at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 25,000 shares of Common Stock.

(d)	Annual Grants to Continuing Directors. On the date of each annual meeting of stockholders of the Company that occurs after March 31, 2017, each continuing Non-Employee Director that is re-elected to the Board at such meeting shall be granted automatically, without action by the Committee, an Option to purchase 10,000 shares of Common Stock.

(e)	Elective Options for Non-Employee Directors. Each Non-Employee Director may from time to time elect, in accordance with procedures established by the Committee, to receive in lieu of all or part of any cash fees for services as a director of the Company that would otherwise be payable to such Non-Employee Director (“Cash Fees”), an Option to purchase shares of Common Stock, which Option shall have a value (as determined in accordance with the Black-Scholes stock option valuation method) as of the date of grant of such Option equal to the amount of such Cash Fees. Notwithstanding anything to the contrary set forth elsewhere in the Plan, (i) the Option shall remain outstanding for a term of two or five years from the date of grant, as elected by the Non-Employee Director, and (ii) the Option shall be fully vested and exercisable at the time of grant.

(f)	Vesting. Except as otherwise provided in Section 6(e), each Option granted to a Non-Employee Director shall vest and become exercisable with respect to fifty percent (50%) of the shares of Common Stock subject thereto on the date of grant thereof and fifty percent (50%) of the shares of Common Stock subject thereto on the first anniversary of the date of grant thereof, provided that such Non-Employee Director shall have continually served as such from such date of grant through and on such anniversary date. Notwithstanding the foregoing, (i) each outstanding Option shall become immediately vested and exercisable in full upon the death of the Non-Employee Director, and (ii) if the Non-Employee Director’s membership on the Board terminates by reason of Retirement, Permanent Disability or Partial Disability, any outstanding Option held by such Non-Employee Director shall become immediately vested and exercisable in full.

A-I-5

(g)	Duration. Except as otherwise provided in Section 6(e), subject to the immediately following sentence, each Option granted to a Non-Employee Director shall remain outstanding for a term of ten years from the date of grant. Except as otherwise provided in Section 6(e), upon the cessation of a Non-Employee Director’s membership on the Board for any reason, vested Options granted to such Non-Employee Director shall expire upon the earliest to occur of (i) two (2) years from the date of such cessation of Board membership, (ii) the tenth anniversary of the date of grant of the Option, or (iii) the second anniversary of the Non-Employee Director’s death; provided, the periods set forth in clauses (i) and (iii) may be extended upon Board approval. Any portion of an Option that is not vested on the Non-Employee Director’s cessation of Board membership for any reason (or does not become vested by reason of such cessation of membership under paragraph (f) above) shall be permanently forfeited on the date such membership ceases.

(h)	Award Agreement. Each Option granted pursuant to this Section 6 shall be evidenced by an Award Agreement. Each Award Agreement shall state that the Option constitutes a Nonqualified Stock Option and shall state the number of shares of Common Stock to which the Option relates.

(i)	Method and Time of Payment. The Option exercise price shall be paid in full, at the time of exercise, in cash, in shares of Common Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Common Stock or, in the sole discretion of the Committee or as set forth in any Award Agreement, through a cashless exercise procedure.

7.	General Provisions.

(a)	Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required.

(b)	Nontransferability. Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however Awards may be transferred pursuant to a domestic relations order awarding benefits to an “alternate payee” (within the meaning of Code Section 414(p)(8)) that the Committee determines satisfies the criteria set forth in paragraphs (1), (2), and (3) of Code Section 414(p).

(c)	No Right To Continued Directorship. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue to serve as a director of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement.

(d)	Withholding Taxes. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Common Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable to such Participant through such Award having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, equal to the amount of the total withholding tax obligation, and/or (c) delivering to the Company previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting

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agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, equal to the amount of the total withholding tax obligation.

(e)	Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, any such amendment, suspension or termination of the Plan shall be subject to the requisite approval of the stockholders of the Company to the extent stockholder approval is necessary to satisfy the applicable requirements of the Exchange Act or Rule 16b-3 thereunder, any New York Stock Exchange, Nasdaq or securities exchange listing requirements or any other law or regulation. Except as otherwise provided herein, no amendment shall materially adversely affect the rights of any Participant under any Award previously granted under the Plan without such Participant’s consent. Unless sooner terminated by the Board, the Plan will automatically terminate on the tenth anniversary of the Effective Date. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

(f)	Participant Rights. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the date of exercise of the Option and the issuance of a certificate to him or her for such shares in respect of such exercise.

(g)	Unfunded Status of Awards. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(h)	No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j)	Effective Date. The “Effective Date” of this Plan shall be the date it is approved by the Board.

(k)	Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

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AMENDMENT NO. 2 TO THE TYME TECHNOLOGIES, INC. 2015 EQUITY INCENTIVE PLAN

The Tyme Technologies, Inc. 2015 Equity Incentive Plan (the “Plan”) is hereby amended on this day of March, 2018, to reflect the following provisions:

1. The definition of “Fair Market Value” in Section 1.2 of the Plan is hereby amended to read in its entirety as follows:

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock, based on the last sale before the grant date, the first sale after the grant date, the closing price on the trading day before or the trading day of the grant date, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant date or any other reasonable method using actual transactions in Common Stock as reported on the market. The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator; provided that, if the Administrator does not specify a different method, the Fair Market Value as of a particular date shall be the closing price on the day as of which Fair Market Value is to be determined or, if there is no sale on such date, the next preceding day on which such a sale occurred. Notwithstanding the foregoing, (i) with respect to the grant of Options, Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422, and (ii) Fair Market Value shall be determined in accordance with Code Section 409A.

2. The first paragraph of Section 4.2 of the Plan is hereby amended to read in its entirety as follows:

Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be twelve and one half percent (12.5%) of the shares of Common Stock issued and outstanding from time to time. To the extent that any Award payable in Shares is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the Shares covered by such Award will no longer be charged against the foregoing Share maximum limitation and may again be made subject to Award(s) under the Plan. Notwithstanding anything to the contrary contained in the Plan, the number of Shares that may be subject to Awards granted on or prior to the first anniversary of the approval of the Plan by the stockholders of the Company shall not exceed 3,333,333.

Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Plan shall remain the same, and the Plan, amended hereby, shall continue in full force and effect.

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AMENDMENT NO. 1 TO THE TYME TECHNOLOGIES, INC. 2015 EQUITY INCENTIVE PLAN

The Tyme Technologies, Inc. 2015 Equity Incentive Plan (the “Plan”) is hereby amended on this 6th day of May, 2016, to reflect the following provisions:

1. The definition of “Fair Market Value” in Section 1.2 of the Plan is hereby amended to read in its entirety as follows:

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is quoted on the OTCBB, the last sale price for the Common Stock on such date as reported by the OTCBB, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not quoted on the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the OTCBB; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange and the last sale price and closing bid and asked prices are not furnished by the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the OTC Markets or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange and if the last sale price and bid and asked; provided further, that in the event the Administrator determines that the reported trading volume for the Common Stock lacks the volume or breadth essential to produce a fair value for the Common Stock in circumstances set forth in clauses (i) to (v) above, the Administrator shall be entitled to notify the Board and the Board shall be entitled in its discretion to establish a Fair Market Value based on an average of trading days in compliance with Sections 422 and 409A of the Code, as applicable, which shall be conclusive for such purposes.

Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Plan shall remain the same, and the Plan, amended hereby, shall continue in full force and effect.

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Tyme Technologies, Inc. 2015 Equity Incentive Plan

ARTICLE 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1.	Purpose. The purposes of this 2015 Equity Incentive Plan are (a) to enable the Company, and the Company’s subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company’s subsidiaries and certain affiliates, and (b) to provide incentives to participants in this 2015 Equity Incentive Plan that are linked directly to increases in shareholder value which will therefore inure to the benefit of all shareholders of the Company.

1.2.	Definitions. For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this Section 1.2.

“Administrator” means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

“Affiliate” means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

“Associated Award” shall have the meaning assigned to the term in Section 8.2. “Award” means any award granted under the Plan.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the commission of any act of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Cause” with respect to any Award granted under the Plan to such Eligible Recipient.

“Change of Control” shall have the meaning assigned to such term in Section 15.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. “Committee” means the compensation committee of the Board or other any committee which the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable rules of any stock exchange, automated quotation system or other quotation system which the Common Stock is primarily quoted or listed. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board as specified in the Plan shall be exercised by the Committee.

“Common Stock” means the common stock, with a par value $0.0001 per share as of the date of adoption of the Plan by the Board, of the Company.

“Company” means Tyme Technologies, Inc., a Delaware corporation, or any successor corporation. “Control” shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

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“Disability” means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant’s work duties for a continuous period of six months or longer, as the case may be. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Disability” with respect to any Award granted under the Plan to such Eligible Recipient.

“Eligible Recipient” means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term “employee” shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of “employee” in the “Rule as to the Use of Form S-8” contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

“Employee Director” means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is quoted on the OTCBB, the last sale price for the Common Stock on such date as reported by the OTCBB, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not quoted on the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the OTCBB; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange and the last sale price and closing bid and asked prices are not furnished by the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the OTC Markets or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange and if the last sale price and bid and asked prices for the Common Stock are not furnished by the OTC Markets or a similar organization, the value of a share of Common Stock established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the “Change in Control Price” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

“Family Member” means, with respect to any Participant, any of the following:

(a) such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;

(b) any person (other than a tenant or employee) sharing such Participant’s household;

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(c) a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;

(d) a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or

(e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

“FINRA” means the Financial Industry Regulatory Authority.

“Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Incumbent Board” means (i) all individuals serving on the Board on March 5, 2015, to the extent that they continue to serve as members of the Board, and (ii) all individuals who become members of the Board after March 5, 2015, if such individuals’ election or nomination for election as directors was approved by a vote of at least a majority of the Board prior to such election, to the extent they continue to serve as members of the Board. Individuals elected to the Board in connection with the consummation of the Tyme Merger shall be deemed members of the Incumbent Board.

“Limited Stock Appreciation Right” means a Stock Appreciation Right that can be exercised only in the event of a “Change in Control” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

“Maximum Value” shall have the meaning assigned to the term in Section 8.2.

“Non-Employee Director” means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Article 5 of the Plan. “OTCBB” means the OTC Bulletin Board.

“OTC Markets” means any trading platform operated by OTC Markets Group Inc.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing.

“Performance Grant” shall have the meaning assigned to the term in Section 8.1. “Performance Grant Actual Value” shall have the meaning assigned to the term in Section 8.1. “Performance Grant Award Period” shall have the meaning assigned to the term in Section 8.3.

“Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

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“Permitted Transfer” means, as authorized by the Plan and the Administrator, with respect to an interest in a Non- Qualified Stock Option, any transfer effected by the Participant during the Participant’s lifetime of an interest in such Non- Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

“Plan” means this 2015 Equity Incentive Plan.

“Related Employment” means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

“Restricted Stock” means Shares subject to certain restrictions granted pursuant to Article 7.

“Restricted Period” means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

“Rule 16b-3” shall have the meaning assigned to the term in Section 2.1. “Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

“Stock Appreciation Right” means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

“Stock Bonus” means an Award granted pursuant to Article 9.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Ten Percent Shareholder” shall have the meaning assigned to the term in Section 5.4.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave,

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or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

“Termination Date” means the effective date of Termination, as determined by the Administrator.

“Tyme Merger” means the merger of Tyme Acquisition Corp., a subsidiary of the Company, with and into Tyme Inc., a Delaware corporation.

ARTICLE 2. ADMINISTRATION.

2.1.	Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b- 3”) or the rules of any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2.	Administrator’s Powers. Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

(f) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(g) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(h) select persons to receive Awards;

(i) determine the form and terms of Awards;

(j) determine the number of Shares or other consideration subject to Awards;

(k) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(l) grant waivers of Plan or Award conditions;

(m) determine the vesting, exercisability and payment of Awards;

(n) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(o) make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;

(p) determine whether an Award has been earned; and

(q) make all other determinations necessary or advisable for the administration of the Plan.

2.3.

Administrator’s Discretion Final. Any determination made by the Administrator with respect to any Award will be made in the Administrator’s sole discretion at the time of grant of the Award or, unless in

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contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4.	Administrator’s Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

ARTICLE 3. PARTICIPATION.

3.1.	Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate’s board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2.	Participants. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE 4. AWARDS UNDER THE PLAN.

4.1.	Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

(a) Options;

(b) Stock Appreciation Rights;

(c) Restricted Stock;

(d) Performance Grants;

(e) Stock Bonuses; and

(f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

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4.2.	Number of Shares Available Under the Plan. Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 10 million. To the extent that any Award payable in Shares is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the Shares covered by such Award will no longer be charged against the foregoing 10 million Share maximum limitation and may again be made subject to Award(s) under the Plan. Notwithstanding anything to the contrary contained in the Plan, the number of Shares that may be subject to Awards granted on or prior to the first anniversary of the approval of the Plan by the stockholders of the Company shall not exceed 3,333,333.

Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will be counted as used under the Plan. In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

4.3.	Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.4.	Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company, if any, and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded down to the nearest whole Share, as determined by the Administrator.

4.5.	Rights with Respect to Common Shares and Other Securities.

(a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant’s rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a shareholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

(b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to

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such Participant’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE 5. STOCK OPTIONS.

5.2.	Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

5.3.	Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.4.	Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.5.	Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a “Ten Percent Shareholder”) will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:

(a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;

(b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;

(c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

(d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.6.	Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 100% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

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5.7.	Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.8.	Termination. Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant’s Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then each of such Participant’s Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant’s death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;

(c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant’s behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.9.	Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.10.

Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. This $100,000 limitation shall be applied by taking Options into account in the order in which granted. An Incentive Stock Option shall be deemed to be a Non-Qualified Stock Option to the extent that the foregoing $100,000 limitation is exceeded. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair

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Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.11.	Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.

5.12.	No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.13.	Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant’s Option shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1.	Grant of Stock Appreciation Rights.

(a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

(b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for- share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2.	Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant’s Disability or death.

6.3.	Exercise. The Award of Stock Appreciation Rights shall not be exercisable:

(a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive

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Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;

(b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

(c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

(i) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;

(ii) if such Participant is Terminated by reason of such Participant’s Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;

(iii) if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant’s Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant’s Termination Date or as otherwise permitted by the Administrator; or

(iv) if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant’s executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4.	Exercise.

(a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the

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Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

(b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5.	Fractional Shares. No fractional shares may be delivered under this Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE 7. RESTRICTED STOCK.

7.1.	Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2.	Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3.	Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4.	Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

(a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;

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(b) select from among the performance factors to be used to measure performance goals, if any; and

(c) determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5.	Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provide otherwise or the Administrator determines otherwise.

ARTICLE 8. PERFORMANCE GRANTS.

8.1.	Award. The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the “Performance Grant Actual Value”) as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2.	Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the “Associated Award”). As determined by the Administrator, the maximum value of each Performance Grant (the “Maximum Value”) shall be:

(a) an amount fixed by the Administrator at the time the award is made or amended thereafter;

(b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or

(c) an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3.

Award Period. The award period (“Performance Grant Award Period”) in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary,

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Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4.	Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant’s continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5.	Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Sections 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award’s terms. If a Performance Grant has a Performance Grant Actual Value and:

(a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant’s beneficiary as provided below; or

(b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant’s beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award’s terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant’s beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant’s beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complementary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6.	Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.

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ARTICLE 9. STOCK BONUSES.

9.1.	Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

9.2.	Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

(a) determine the nature, length and starting date of any performance period for each Stock Bonus;

(b) select from among the performance factors to be used to measure the performance, if any; and

(c) determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3.	Form of Payment. The earned portion of a Stock Bonus shall be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE 10. PAYMENT FOR SHARE PURCHASES.

10.1.	Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;

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(d) by waiver of compensation due or accrued to the Participant for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists, (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of FINRA whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(f) except with respect to Incentive Stock Options or where otherwise prohibited by applicable law and, in all cases, provided that a public market for the Company’s stock exists, by “cashless exercise,” whereby the holder is credited with the increased market value of the Award and receives the net number of shares of Common Stock after such credit is applied against the aggregate consideration due in connection with the exercise of the Award; or

(g) by any combination of the foregoing.

10.2.	Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE 11. DEFERRAL OF COMPENSATION.

11.1.	Deferral of Compensation. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of Termination of employment or performance of services for the Company, or any Parent, Subsidiary or Affiliate of the Company);

(b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

(c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 12. DEFERRED PAYMENT OF AWARDS.

12.1. Deferred Payment of Awards. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

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ARTICLE 13. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

13.1. Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant’s written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 14. DESIGNATION OF BENEFICIARY BY PARTICIPANT.

14.1. Designation of Beneficiary by Participant. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant’s death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant’s beneficiary(ies), such payment will be made to the legal representatives of the Participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 15. CHANGE IN CONTROL.

15.1.	Effect of a Change in Control. An Award Agreement may provide that, upon a Change in Control, all or any portion of the Award shall automatically become immediately vested and exercisable, that restrictions relating to the Award shall lapse or that the Award shall become immediately payable.

15.2.	Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

(a) any person who is not currently a shareholder of the Company (or does not currently have the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options or otherwise, securities of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(b) members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or

(c) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a) or (b) of this Section 15.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 15.2 solely because 50% or more of the combined voting power of the Company’s outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the

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majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 15, the terms “person” and “beneficial owner” shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

15.3 Tyme Merger. Notwithstanding anything to the contrary contained in this Plan, for the purposes of determining whether a Change of Control has occurred, the Tyme Merger and all issuances and surrenders or Common Stock, elections of directors and other effects of the Tyme Merger, shall be disregarded.

ARTICLE 16. PLAN AMENDMENT OR SUSPENSION.

16.1. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

ARTICLE 17. PLAN TERMINATION.

17.1.	Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) March 5, 2025.

17.2.	Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 13.

ARTICLE 18. STOCKHOLDER APPROVAL.

18.1.	Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval either by vote at a meeting of the stockholders of the Company to be duly held on or before March 5, 2015, or by written consent of holders of a majority of the outstanding voting securities of the Company dated on or before March 5, 2015.

18.2.	Effectiveness of Plan Prior to Stockholder Approval. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the stockholders of the Company as provided in Section 18.1. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved in a manner permitted by the laws of the State of Delaware and any applicable federal securities laws.

ARTICLE 19. TRANSFERABILITY.

19.1. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by

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way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, except as may be approved by the Administrator, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant’s lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.

ARTICLE 20. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

20.1.	Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant’s Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

20.2.	Financial Statements. The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

20.3.	Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant’s Termination at any time within 90 days after the later of Participant’s Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

ARTICLE 21. CERTIFICATES.

21.1. Certificates. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 22. DEPOSIT OF SHARES; ESCROW.

22.1. Deposit of Shares; Escrow. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any

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Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE 23. EXCHANGE AND BUYOUT OF AWARDS.

23.1.	Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

23.2.	Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE 24. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

24.1.	Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or

(b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

24.2.	No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE 25. NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

25.1.	No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

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ARTICLE 26. NON-EXCLUSIVITY OF THE PLAN.

26.1.	Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE 27. MISCELLANEOUS PROVISIONS.

27.1.	No Rights Unless Specifically Granted. No Eligible Participant, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

27.2.	No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

27.3.	Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

27.4.	Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

27.5.	Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

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27.6.	Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

(a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;

(b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and

(c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

27.7.	Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

27.8.	Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant’s (or other person’s) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

27.9.	Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

27.10.	Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

27.11.	Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

27.12.	Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

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